CLAYTON UTZ


EXECUTION VERSION

--------------------------------------------------------------------------------













BRL HARDY LIMITED (ACN 008 273 907)
BRL Hardy

CONSTELLATION BRANDS, INC.
Constellation







IMPLEMENTATION DEED

















                                   CLAYTON UTZ
                                     LAWYERS
          Levels 22-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
                   PO Box H3 Australia Square Sydney NSW 1215
                               www.claytonutz.com
                    Tel + 61 2 9353 4000 Fax + 61 2 8220 6700
               OUR REF - 126/618/21723613 CONTACT - JONATHAN SWAIN


            SYDNEY . MELBOURNE . BRISBANE . PERTH . CANBERRA . DARWIN

                   Liability limited by the Solicitors Scheme,
            approved under the Professional Standards Act 1994 (NSW)

TABLE OF CONTENTS


1.          DEFINITIONS AND INTERPRETATION.....................................1
--          ------------------------------

            1.1         Definitions............................................1
            ---         -----------
            1.2         Interpretation........................................10
            ---         --------------
            1.3         Business Day..........................................10
            ---         ------------

2.          AGREEMENT TO PROCEED WITH SCHEMES.................................10
--          ---------------------------------


3.          ANNOUNCEMENT AND RECOMMENDATION...................................10
--          -------------------------------


4.          CONDITIONS PRECEDENT..............................................11
--          --------------------

            4.1         Conditions............................................11
            ---         ----------
            4.2         Benefit and waiver of Conditions Precedent............12
            ---         ------------------------------------------
            4.3         Best endeavours.......................................13
            ---         ---------------
            4.4         Notifications.........................................13
            ---         -------------
            4.5         Termination...........................................13
            ---         -----------
            4.6         Non-fulfilment of Listing Conditions..................14
            ---         ------------------------------------
            4.7         Regulatory approvals subject to conditions............14
            ---         ------------------------------------------

5.          SHARE SCHEME......................................................14
--          ------------

            5.1         Share Scheme..........................................14
            ---         ------------
            5.2         Share Scheme Consideration............................15
            ---         --------------------------
            5.3         Election mechanism....................................15
            ---         ------------------
            5.4         Failure of Listing Conditions.........................15
            ---         -----------------------------
            5.5         Conditions............................................16
            ---         ----------

6.          OPTION SCHEME.....................................................16
--          -------------

            6.1         Option Scheme.........................................16
            ---         -------------
            6.2         Option Scheme Consideration...........................16
            ---         ---------------------------
            6.3         Conditions............................................16
            ---         ----------

7.          NON-EXECUTIVE OPTIONS.............................................16
--          ---------------------

            7.1         Offer.................................................16
            ---         -----
            7.2         Listing Rule requirements.............................16
            ---         -------------------------

8.          IMPLEMENTATION....................................................16
--          --------------

            8.1         BRL Hardy's obligations...............................16
            ---         -----------------------
            8.2         Constellation's obligations...........................19
            ---         ---------------------------
            8.3         Appeal process........................................21
            ---         --------------
            8.4         BRL Hardy Board.......................................21
            ---         ---------------
            8.5         Employment arrangements...............................21
            ---         -----------------------
            8.6         Purchase of Shares....................................23
            ---         ------------------

9.          REPRESENTATIONS AND WARRANTIES....................................23
--          ------------------------------

            9.1         Constellation Representations and Warranties..........23
            ---         --------------------------------------------
            9.2         Constellation indemnity...............................24
            ---         -----------------------
            9.3         Limitation............................................24
            ---         ----------
            9.4         BRL Hardy Representations and Warranties..............24
            ---         ----------------------------------------
            9.5         BRL Hardy indemnity...................................24
            ---         -------------------

10.         CONFIDENTIALITY...................................................24
---         ---------------

            10.1        Confidentiality Agreement.............................24
            ----        -------------------------
            10.2        Amendments............................................25
            ----        ----------
            10.3        Survival of obligations...............................25
            ----        -----------------------

11.         PUBLIC ANNOUNCEMENT...............................................25
---         -------------------

            11.1        Public announcement and submissions...................25
            ----        -----------------------------------
            11.2        Required disclosure...................................25
            ----        -------------------

12.         TERMINATION.......................................................25
---         -----------

            12.1        Rights of termination.................................25
            ----        ---------------------
            12.2        Effect of termination.................................26
            ----        ---------------------

13.         GOVERNING LAW AND JURISDICTION....................................26
---         ------------------------------

            13.1        Governing Law.........................................26
            ----        -------------
            13.2        Jurisdiction..........................................26
            ----        ------------

14.         GENERAL...........................................................27
---         -------

            14.1        Further acts..........................................27
            ----        ------------
            14.2        Restructuring.........................................27
            ----        -------------
            14.3        Notices...............................................27
            ----        -------
            14.4        Stamp duties and expenses.............................28
            ----        -------------------------
            14.5        Expenses..............................................28
            ----        --------
            14.6        Amendments............................................28
            ----        ----------
            14.7        Assignment and severability...........................28
            ----        ---------------------------
            14.8        Waiver................................................28
            ----        ------
            14.9        Counterparts..........................................29
            ----        ------------
            14.10       No representation or reliance.........................29
            -----       -----------------------------
            14.11       Entire Agreement......................................29
            -----       ----------------
            14.12       No merger of rights and obligations...................29
            -----       -----------------------------------

1.          SCHEDULE 1 - BRL HARDY REPRESENTATIONS AND WARRANTIES.............30
--          -----------------------------------------------------


2.          SCHEDULE 2 - CONSTELLATION REPRESENTATIONS AND WARRANTIES.........36
--          ---------------------------------------------------------


3.          SCHEDULE 3 - SHARE SCHEME.........................................40
--          -------------------------


4.          SCHEDULE 4 - OPTION SCHEME........................................41
--          --------------------------


5.          SCHEDULE 5 - DEED POLL............................................42
--          ----------------------


6.          SCHEDULE 6 - MATERIAL CONTRACTS...................................43
--          -------------------------------


7.          SCHEDULE 7 - TIMETABLE............................................44
--          ----------------------

DEED MADE ON                                                JANUARY 2003

PARTIES BRL HARDY LIMITED ACN 008 273 907 of Reynell Road, Reynella 5161, Australia ("BRL HARDY")

                        CONSTELLATION BRANDS, INC. of 300 Willowbrook Office Park, Fairport NY 14450, United States ("CONSTELLATION")

RECITALS

A. BRL Hardy and Constellation have agreed to effect a transaction by means of schemes of arrangement under part 5.1 of the Corporations Act pursuant to which Constellation Sub will acquire all of the Shares and all of the Employee Options will be cancelled so that BRL Hardy will become a wholly owned Subsidiary of Constellation Sub (the "TRANSACTION").

B. BRL Hardy and Constellation have agreed in good faith to implement the Schemes upon and subject to the terms and conditions of this Deed.

C. BRL Hardy and Constellation have agreed certain other matters in connection with the Transaction as set out in this Deed.

THIS DEED PROVIDES

--------------------------------------------------------------------------------
1.          DEFINITIONS AND INTERPRETATION

1.1         DEFINITIONS

            In this Deed, unless the context otherwise requires, the following words and expressions have meanings as follows:

            "ADMINISTRATIVE AGENT" has the meaning given in the Credit
            Agreement.

            "AFFILIATE" means, in relation to a party another Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such party.

            "ASIC" means the Australian Securities and Investments Commission.

            "ASX" means Australian Stock Exchange Limited.

            "AUSTRALIA" means Australia and all of its external territories.

            "AUSTRALIAN LISTING CONDITION" means the Conditions Precedent in clause 4.1(f)(ii).

            "AUSTRALIAN SCHEME SHAREHOLDER" means a Scheme Shareholder whose address in the Register as at the Record Date is within Australia.

            "BRL HARDY BOARD" means the board of directors of BRL Hardy.

            "BRL HARDY GROUP" means BRL Hardy and its Subsidiaries.

            "BRL HARDY INFORMATION" means:

            (a) all information contained in the Scheme Booklet other than the Constellation Information and the Legal Information; and

            (b) all information concerning BRL Hardy provided to Constellation for the purpose of preparing that part of the Constellation Information which relates to the Constellation Group after the implementation of the Transaction.

            "BRL HARDY MATERIAL ADVERSE CHANGE" means a change, effect, occurrence or state of facts (or any development, occurrence or state of facts involving a prospective change) which has had or is likely to have an adverse financial effect:

            (a) on the assets or liabilities of BRL Hardy and its Subsidiaries of $50 million or more; or

            (b) on the earnings before interest and tax of BRL Hardy and its Subsidiaries in any of the financial periods ending 31 December 2002, 31 December 2003, 31 December 2004 or 31 December 2005 of $7 million or more.

            "BRL HARDY OPTION PLANS" means the BRL Hardy Option Plan effective prior to 1 October 2001 and the BRL Hardy Option Plan effective as of 1 October 2001.

            "BRL HARDY PRESCRIBED OCCURRENCE" means any of the following occurring unless either (i) with the prior written consent of Constellation or, (ii) in the case of paragraphs (g), (h), (i), (j),
            (k), (l) and (o), such action is in the ordinary course of business:

            (a) the constitution of BRL Hardy or a Subsidiary of BRL Hardy is amended;

            (b) BRL Hardy declares or pays any dividend or makes any other distribution of its profits or assets (including by issuing any bonus shares);

            (c) BRL Hardy or any Subsidiary of BRL Hardy resolves to reduce its share capital in any way;

            (d) BRL Hardy or any Subsidiary of BRL Hardy converts all or any of its shares into a larger or smaller number of shares;

            (e)  BRL Hardy or any Subsidiary of BRL Hardy:

                 (i)    enters into a buy-back agreement; or

                 (ii) resolves to approve the terms of a buy-back agreement under the Corporations Act;

            (f) BRL Hardy or any Subsidiary of BRL Hardy issues any shares or securities convertible into shares or grants an option to subscribe for any shares or securities convertible into shares or agreeing to issue or to grant such an option other than:

                 (i) a Subsidiary of BRL Hardy issuing shares or securities convertible into shares to BRL Hardy or another Subsidiary of BRL Hardy; or

                 (ii) shares in BRL Hardy issued pursuant to options granted before the date of this Deed;

            (g)  BRL Hardy or any Subsidiary of BRL Hardy:

                 (i)    acquires, leases or disposes of;

                 (ii)   agrees to acquire, lease or dispose of; or

                 (iii)  offers, proposes, announces a bid or tenders for,

                 any business, assets, entity or undertaking where the value of such business, assets, entity or undertaking exceeds $1 million;

            (h) BRL Hardy or any Subsidiary of BRL Hardy creates, or agrees to create, any mortgage, charge, lien or other encumbrance over the whole, or a substantial part, of its business or property;

            (i) BRL Hardy or any Subsidiary enters into any onerous or long term contract or commitment;

            (j) BRL Hardy or any Subsidiary incurs any indebtedness or issues any indebtedness or debt securities other than advances under existing credit facilities;

            (k) BRL Hardy or any subsidiary of BRL Hardy makes any loans, advances or capital contributions to, or investments in, any other Person, other than to or in BRL Hardy or any Subsidiary of BRL Hardy;

            (l)  BRL Hardy or any Subsidiary of BRL Hardy:

                 (i) pays any bonus to, or increases the compensation of, any executive officer, director or employees of BRL Hardy or any Subsidiary of BRL Hardy; or

                 (ii) grants to any employee of BRL Hardy or any Subsidiary of BRL Hardy (other than an executive officer or director of BRL Hardy) or any Subsidiary of BRL Hardy any increase in severance or termination pay or superannuation entitlements; or

                 (iii) establishes, adopts, enters into or amends in any material respect (including by taking any action to accelerate any rights or benefits due under), any enterprise bargaining agreement, Australian workplace agreement, employee benefit plan or superannuation scheme of BRL Hardy or relating to the employees of BRL Hardy (other than any executive officer or Director of BRL Hardy);

            (m) BRL Hardy grants to any executive officer or director of BRL Hardy an increase in severance or termination pay or superannuation entitlements or establishes, adopts, enters into or amends in any material respect (including by taking any action to accelerate any rights or benefits due under) any employee benefit plan or superannuation scheme of BRL Hardy or relating to the executive officers or directors of BRL Hardy;

            (n) BRL Hardy or any Subsidiary of BRL Hardy makes capital expenditure in excess of $2 million;

            (o)  BRL Hardy or any Subsidiary of BRL Hardy:

                 (i)    changes the terms of any Material Contract;

                 (ii) pays, discharges or satisfies any claims, liabilities or obligations under any Material Contract other than the payment, discharge or satisfaction, consistent with past practice and in accordance with their terms; or

                 (iii) waives any material claims or rights under or waives the benefit of any provisions of any Material Contract,

                 provided that BRL Hardy without the prior written consent of Constellation may not take any of the actions described above in the ordinary course of business if taking such action would have an adverse effect on the ongoing business or operations of BRL Hardy;

            (p) BRL Hardy or any Material Subsidiary of BRL Hardy resolves that it be wound up;

            (q) a Court makes an order for the winding up of BRL Hardy or of any Material Subsidiary of BRL Hardy;

            (r) a liquidator, provisional liquidator or administrator of BRL Hardy or of any Material Subsidiary of BRL Hardy is appointed;

            (s) a receiver or a receiver and manager is appointed in relation to the whole, or a substantial part, of the property of BRL Hardy or of any Material Subsidiary of BRL Hardy;

            (t) BRL Hardy or any Material Subsidiary of BRL Hardy executes a deed of company arrangement;

            (u) other than as required by law, BRL Hardy or any Subsidiary of BRL Hardy makes any change in accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of BRL Hardy;

            (v) BRL Hardy or any Subsidiary of BRL Hardy makes any material tax election or settles or compromises any material tax liability or refund; or

            (w) BRL Hardy or any Subsidiary of BRL Hardy authorises, commits or agrees to take any of the actions referred to in paragraphs (a) to (v) above except, in the case of paragraphs (g), (h), (i),
                 (j), (k), (l) and (o), in the ordinary course of business.

            For the purposes of this definition a "MATERIAL SUBSIDIARY" includes any Subsidiary of BRL Hardy which has assets of more than $50 million.

            "BRL HARDY REPRESENTATIONS AND WARRANTIES" means the representations and warranties of BRL Hardy set out in schedule 1.

            "BUSINESS" means the business carried on by BRL Hardy and its related bodies corporate (as defined in the Corporations Act) as at the date of this Deed. "BUSINESS DAY" has the meaning given in the Listing Rules.

            "CASH CONSIDERATION" has the meaning given in the Share Scheme.

            "CDIS" has the meaning given in the Listing Rules.

            "CHESS" means the Clearing House Electronic Subregister System for the transfer and registration of securities as operated in Australia by the Securities Clearing House as authorised to do so by the Corporations Act.

            "CONDITIONS PRECEDENT" means the conditions precedent set out in clauses 4.1(a) to 4.1(m) and, if the proviso to clause 4.1 applies, includes the conditions precedent in clauses 4.1(n) and 4.1(o).

            "CONFIDENTIALITY AGREEMENT" means the confidentiality agreement dated 18 November 2002 entered into between BRL Hardy and Constellation.

            "CONSTELLATION BOARD" means the board of directors of Constellation.

            "CONSTELLATION CDIS" means CDIs representing Constellation Shares.

            "CONSTELLATION FINANCING MATERIAL ADVERSE CHANGE" means a material adverse change in the business, assets, operation or condition, financial or otherwise of Constellation and its Subsidiaries taken as a whole (and, for the purposes of this definition only, including BRL Hardy and its Subsidiaries as Subsidiaries of Constellation).

            "CONSTELLATION GROUP" means Constellation and its Subsidiaries.

            "CONSTELLATION INFORMATION" means such information regarding the Constellation Group (including the Constellation Group after the implementation of the Transaction) and Constellation Shares which is included in the following parts of the Scheme Booklet (identified by reference to the draft of the Scheme Booklet dated 10 January 2003) subject to any changes reflected in the responsibility allocation set out in the Scheme Booklet:

            (a) the section entitled "Letter from the Chairman of Constellation";

            (b)  sections 3, 5, 6 and 7; and

            (c) the parts of section 12 entitled "FIRB Approval", "Quotation Application", "Due Diligence and Other Material Information" and "Expiry Date",

            and the Legal Information relating to issues of United States law referred to in clause 8.2(f).

            "CONSTELLATION REPRESENTATIONS AND WARRANTIES" means the representations and warranties of Constellation set out in schedule 2.

            "CONSTELLATION SHARES" means shares of Class A common stock, par value US$0.01 per share, of Constellation.

            "CONSTELLATION SUB" means ACN 103 362 232 Pty Limited, ACN 103 362 232, a wholly owned Subsidiary of Constellation.

            "CONSTELLATION TRANSACTION MATERIAL ADVERSE CHANGE" means a change, effect, occurrence or state of facts (or any development, occurrence or state of facts involving a prospective change) which has had or is likely to have an adverse financial effect:

            (a) on the assets or liabilities of Constellation and its Subsidiaries of US$100 million or more; or

            (b) on the earnings before interest and tax of Constellation and its Subsidiaries in any of the financial periods ending 28 February 2002, 28 February 2003, 28 February 2004 or 28 February 2005 of US$20 million or more.

            "CORPORATIONS ACT" means the Corporations Act 2001 (Commonwealth).

            "COURT" means the Supreme Court of South Australia or any other court of competent jurisdiction under the Corporations Act agreed in writing by BRL Hardy and Constellation.

            "COURT APPROVAL DATE" means the date on which the Court makes the Scheme Orders.

            "CREDIT AGREEMENT" means collectively (i) the Credit Agreement dated the same date as this Deed made between Constellation, certain Subsidiaries of Constellation, JPMorgan Chase Bank as Administrative Agent and others, and (ii) the Bridge Credit Agreement referred to (and as defined in) the Credit Agreement referred to in (i), each as amended from time to time.

            "DEED POLL" means the Deed Poll referred to in clause 8.2(i).

            "DEPOSITARY" means CHESS Depositary Nominees Pty Limited, a subsidiary of ASX, or such other depositary as the parties may agree in writing.

            "EFFECTIVE" when used in relation to a Scheme, means the coming into effect of the Scheme pursuant to section 411(10) of the Corporations Act.

            "EFFECTIVE DATE" when used in relation to a Scheme means the date on which an office copy of the relevant Scheme Order is lodged with ASIC pursuant to section 411(10) of the Corporations Act, or if an earlier date is specified in the relevant Scheme Order for the coming into effect of the Scheme, that earlier date.

            "EMPLOYEE OPTIONS" means the options to subscribe for Shares granted pursuant to the BRL Hardy Option Plans.

            "EMPLOYEE OPTION HOLDER" means each person who is registered in the register of option holders of BRL Hardy as the holder of an Employee Option.

            "ENCUMBRANCE" means any pledge, lien, charge, security interest, lease, title retention agreement, mortgage, restriction, development or similar agreement, easement, right-of-way, title defect, option or adverse claim, or encumbrance of any kind or character whatsoever.

            "EXCLUDED HOLDER" means a person registered as the holder of Excluded Shares.

            "EXCLUDED SHARES" means any Shares held by any person on behalf of or for the benefit of Constellation or its Subsidiaries.

            "EXPLANATORY STATEMENTS" means the explanatory statements of BRL Hardy in relation to the Share Scheme and the Option Scheme issued pursuant to section 412 of the Corporations Act which have been registered with ASIC.

            "FOREIGN SCHEME SHAREHOLDER" means a Scheme Shareholder whose address in the Register as at 9.00 pm on the Record Date is a place outside Australia, New Zealand, Singapore, Hong Kong, the United Kingdom or the United States.

            "FOREIGN SHAREHOLDER" means a Shareholder whose address in the Register as at 9.00 pm on the Record Date is a place outside Australia, New Zealand, Singapore, Hong Kong, the United Kingdom or the United States.

            "GOVERNMENTAL AUTHORITY" means any government, regulatory authority, governmental department, agency, commission, board, tribunal, dispute settlement panel or body, bureau, official, minister, court or other law, rule or regulation-making entity having or purporting to have jurisdiction on behalf of any nation, or province or state or other geographic or political subdivision thereof.

            "HSR ACT" means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

            "IMPLEMENTATION DATE" means the date which is 3 Business Days after the Record Date.

            "INDEPENDENT EXPERT" means Deloitte Corporate Finance Pty Limited or such other Person as the parties may agree in writing.

            "INITIAL LENDER" means any lender, bank or other financial institution initially party to the Credit Agreement.

            "INTELLECTUAL PROPERTY" means the intellectual property rights, including all patents, copyrights, trade marks, service marks, trade-names, knowhow, trade secrets, processes and industrial designs which are owned or used by BRL Hardy or any Subsidiary of BRL Hardy in the operation of the Business.

            "LEGAL AND COMPLIANCE REPORT" means the legal and compliance report prepared by BRL Hardy and provided to Constellation prior to the date of this Deed.

            "LEGAL INFORMATION" means such information regarding the Transaction as is included in the following parts of the Scheme Booklet (identified by reference to the draft of the Scheme Booklet dated 10 January 2003) subject to any changes reflected in the responsibility allocation set out in the Scheme Booklet:

            (a) the section entitled "Important Dates for BRL Hardy Shareholders and Option Holders";

            (b)  the section entitled "Important Notices";

            (c) the parts of section 1 entitled "Overview", "What You Will Receive" and "Conditions";

            (d)  section 2;

            (e)  section 8;

            (f)  section 11; and

            (g)  the section entitled "Glossary"

            "LISTING CONDITIONS" means the Australian Listing Condition and the US Listing Conditions.

            "LISTING RULES" means the official listing rules of ASX and includes the business rules of ASX.

            "MATERIAL CONTRACT" means any contract to which BRL Hardy or Subsidiary is a party which is referred to in schedule 7.

            "NON-EXECUTIVE OPTION PLAN" means the BRL Hardy Non-Executive Directors' Option Plan.

            "NON-EXECUTIVE OPTIONS" means options granted under the Non-Executive Option Plan.

            "NO SOLICITATION AGREEMENT" means the agreement dated 13 January 2003 between BRL Hardy and Constellation which deals with alternative proposals other than the Transaction.

            "NYSE" means New York Stock Exchange.

            "OPTION SCHEME" means the scheme of arrangement under part 5.1 of the Corporations Act between BRL Hardy and the Scheme Option Holders as described in clause 5.

            "OPTION SCHEME CONSIDERATION" means the consideration to be provided by BRL Hardy to Scheme Option Holders for the cancellation of each Scheme Option under the terms of the Option Scheme.

            "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

            "POLICY STATEMENT 60" means Policy Statement 60 issued by ASIC on 15 July 1993.

            "POLICY STATEMENT 142" means Policy Statement 142 issued by ASIC on 4 August 1999.

            "RECORD DATE" means the date which is 5 Business Days after the Effective Date.

            "REGISTER" means the register of members of BRL Hardy maintained in accordance with the Corporations Act.

            "REGULATORY APPROVALS" means the approvals set out in clauses (a) to
            (c) of clause 4.1.

            "REGULATORS' DRAFT" means a draft of the Scheme Booklet in a form acceptable to both parties which is to be provided to ASIC for approval.

            "REGULATORY REVIEW PERIOD" means the period from the date on which the Regulators' Draft is submitted to ASIC to the date on which ASIC approves in writing the form of the Scheme Booklet.

            "RELEVANT INTEREST" has the meaning given in the Corporations Act.

            "REPRESENTATIVE" means, in relation to a party, that party's directors, officers, employees, agents or advisers (including without limitation lawyers, accountants, consultants, bankers, financial advisers and any representatives of those advisers).

            "RESOLUTION" means a resolution of the Shareholders under section 260B(1) of the Corporations Act approving the payments to be made by BRL Hardy under the Option Scheme.

            "SCHEME BOOKLET" means the information to be despatched to the holders of Shares and the holders of Employee Options including the Explanatory Statements, a report by the Independent Expert, copies of the Share Scheme, the Option Scheme, the Deed Poll and this Deed and notices convening the Scheme Meetings (together with proxy forms) in such form as is approved by the board of BRL Hardy and the board of Constellation.

            "SCHEMES" means  the Share Scheme and the Option Scheme.

            "SCHEME MEETINGS" means each of the meetings to be convened by the Court pursuant to section 411(1) of the Corporations Act in respect of the Schemes.

            "SCHEME OPTIONS" means the Employee Options on issue as at the Effective Date.

            "SCHEME OPTION HOLDER" means each person who is registered in the register of option holders of BRL Hardy as a holder of Scheme Options as at 9.00 pm on the Record Date.

            "SCHEME ORDER" means:

            (a) in relation to the Share Scheme, the orders of the Court approving the Share Scheme pursuant to section 411(4) of the Corporations Act; and

            (b) in relation to the Option Scheme, the orders of the Court approving the Option Scheme pursuant to section 411(4) of the Corporations Act.

            "SCHEME PARTICIPANTS" means the Scheme Option Holders and the Scheme Shareholders.

            "SCHEME SHAREHOLDER" means each person who is registered in the Register as a holder of Scheme Shares as at 9:00 pm on the Record Date.

            "SCHEME SHARES" means the Shares on issue at the Effective Date other than the Excluded Shares.

            "SCRIP CONSIDERATION" has the meaning given in the Share Scheme.

            "SEC" means the United States Securities and Exchange Commission.

            "SECOND COURT DATE" means the first day on which an application made to the Court for an order approving the Share Scheme pursuant to section 411(4)(b) of the Corporations Act is heard or, if the application is adjourned for any reason, shall mean the date on which the adjourned application is heard.

            "SHARES" means fully paid ordinary shares in the capital of BRL
            Hardy.

            "SHAREHOLDER" means each person who is registered in the Register as the holder of Shares.

            "SHAREHOLDER MEETING" means the meeting of Shareholders to be convened immediately after the Share Scheme Meeting to consider the Resolution.

            "SHARE SCHEME" means the scheme of arrangement under part 5.1 of the Corporations Act between BRL Hardy and the Scheme Shareholders as described in clause 5.

            "SHARE SCHEME CONSIDERATION" means the consideration to be provided by Constellation Sub to Scheme Shareholders for the transfer to Constellation Sub of each Scheme Share under the terms of the Share Scheme.

            "SUBSIDIARY" has the meaning given in the Corporations Act.

            "TAX" means any tax, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding, which is assessed, levied, imposed or collected by any Governmental Authority and includes, but is not limited to any interest, fine, penalty, charge, fee or any other amount imposed on, or in respect of any of the above.

            "TERMINATION DATE" means 30 April 2003.

            "THIRD PARTY PROPOSAL" means any expression of interest, proposal or offer by any Person (other than Constellation or an Affiliate of Constellation) to evaluate or enter into any transaction which is similar to the Transaction or under which:

            (a) that Person may acquire a Relevant Interest in more than 15% of the share capital of BRL Hardy or any Affiliate of BRL Hardy;

            (b) that Person may acquire, directly or indirectly (including by way of joint venture, dual listed structure or otherwise), any interest in all or a substantial part of the business or assets of BRL Hardy or any Affiliate of BRL Hardy;

            (c) that Person may otherwise acquire control of or merge or amalgamate with BRL Hardy or an Affiliate of BRL Hardy (including pursuant to a dual listed company arrangement);

            (d) BRL Hardy will issue a material amount of its share capital as consideration for the assets or share capital of another Person; or

            (e) BRL Hardy will effect or implement any reorganisation, recapitalisation or dissolution.

            "TRADING DAY" has the meaning given in the Listing Rules.

            "TRANSACTION" means the acquisition by Constellation Sub of all of the Shares through the implementation of the Share Scheme and the cancellation of the Employee Options through implementation of the Option Scheme.

            "TRANSACTION COMPENSATION AGREEMENT" means the agreement dated the date of this Deed between BRL Hardy and Constellation relating to the payment of compensation if the Transaction is not consummated.

            "TRANSACTION DOCUMENTS" means this Deed, the Confidentiality Agreement, the No Solicitation Agreement, the Transaction Compensation Agreement, the Schemes, the Deed Poll and the Scheme Booklet.

            "TREASURER" means the Treasurer of the Commonwealth of Australia.

            "UNITED STATES" means the United States of America.

            "US LISTING CONDITIONS" means the Conditions Precedent in clauses 4.1(e) and 4.1(f)(i).

            "US SCHEME SHAREHOLDER" means a Scheme Shareholder whose address on the Register as at the Record Date is within the United States.

            "US SECURITIES ACT" means the United States Securities Act of 1933, as amended.

1.2         INTERPRETATION

            In this Deed:

            (a) headings are for convenience only and do not affect interpretation;

            and unless the context indicates a contrary intention:

            (b) a reference to any document (including this Deed) is to that document as amended, varied, novated, ratified or replaced from time to time;

            (c) a reference to any statute or to any statutory provision includes any statutory modification or re-enactment of it or any statutory provision substituted for it, and all ordinances, by-laws, regulations, rules and statutory instruments (however described) issued or promulgated under it;

            (d) words importing the singular include the plural (and vice versa), and words indicating a gender include every other gender;

            (e) references to parties, clauses, schedules, exhibits or annexures are references to parties, clauses, schedules, exhibits and annexures to or of this Deed, and a reference to this Deed includes any schedule, exhibit or annexure to this Deed;

            (f) where a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

            (g)  the word "includes" in any form is not a word of limitation;

            (h) a reference to "$" or "dollar" is to Australian currency unless it is preceded by "US", in which case such reference is to United States currency; and

            (i)  references to time are to South Australian time.

1.3         BUSINESS DAY

            Except where otherwise expressly provided, where under this Deed the day on which any act, matter or thing is to be done is a day other than a Business Day, such act matter or thing shall be done on the immediately succeeding Business Day.

--------------------------------------------------------------------------------
2.          AGREEMENT TO PROCEED WITH SCHEMES

            BRL Hardy agrees to propose the Schemes upon and subject to the terms and conditions of this Deed.

--------------------------------------------------------------------------------
3.          ANNOUNCEMENT AND RECOMMENDATION

            Immediately after the execution of this Deed, BRL Hardy and Constellation will issue public announcements in a form approved by the parties in writing, including a unanimous recommendation by the directors of BRL Hardy to Shareholders and to Employee Option Holders to approve the Schemes.

--------------------------------------------------------------------------------
4.          CONDITIONS PRECEDENT

4.1         CONDITIONS

            Subject to this clause 4, the obligations of BRL Hardy under clauses 8.1(k) and 8.1(l) of this Deed and the obligations of Constellation under clause 5.2 and clause 8.2(j) of this Deed (the "RELEVANT OBLIGATIONS") are subject to each of the conditions precedent in clauses 4.1(a) to 4.1(m) having been satisfied or waived in accordance with clause 4.2 or having ceased to have effect under clause 4.6.

            (a) FOREIGN INVESTMENT APPROVAL: prior to 8.00 am on the Second Court Date, the Treasurer has advised Constellation in writing that there is no objection under the Foreign Acquisitions and Takeovers Act 1975 (Commonwealth) or under the Australian Federal Government's foreign investment policy to the acquisition by Constellation Sub of the Shares.

            (b)  COMPETITION AUTHORITIES: prior to 8.00 am on the Second Court
                 Date:

                 (i) the waiting period (and any extension thereof) applicable to the Transaction under the HSR Act, shall have been terminated or shall have expired; and

                 (ii) all other consents, approvals and filings under any foreign competition or antitrust law, the absence of which would prohibit the consummation of the Transaction, shall have been obtained or made.

            (c) COURT OR OTHER ORDERS: no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of any aspect of the Transaction shall be in effect at 8.00 am on the Second Court Date.

            (d) SHAREHOLDER APPROVAL: the Share Scheme is approved by the necessary majority of holders of Shares at the applicable Scheme Meeting.

            (e) CONSTELLATION SHARES: prior to the Second Court Date the SEC has issued to Constellation a no-action letter confirming that:

                 (i) the issuance of the Constellation Shares pursuant to the Share Scheme falls within the exemption from registration provided by section 3(a)(10) of the US Securities Act; and

                 (ii) Scheme Shareholders who are not affiliates of Constellation or BRL Hardy before the Implementation Date and who are not affiliates of Constellation after the Implementation Date may resell Constellation Shares issued pursuant to the Share Scheme without regard to the requirements of Rules 144 or 145(c) and (d) under the US Securities Act.

            (f)  LISTING: prior to the Second Court Date:

                 (i) the Constellation Shares to be issued under the Share Scheme have been approved for listing on the New York Stock Exchange, subject to official notice of issuance; and

                 (ii) the Constellation CDIs to be issued under the Share Scheme have been approved for official quotation by ASX.

            (g) BRL HARDY MATERIAL ADVERSE CHANGE: between the date of this Deed and 8.00 am on the Second Court Date, no BRL Hardy Material Adverse Change occurs.

            (h) BRL HARDY PRESCRIBED OCCURRENCE: between the date of this Deed and 8.00 am on the Second Court Date, no BRL Hardy Prescribed Occurrence occurs other than as required or contemplated by this Deed or the Schemes.

            (i) BRL HARDY REPRESENTATIONS AND WARRANTIES: the BRL Hardy Representations and Warranties that are qualified as to materiality shall be true and correct, and the BRL Hardy Representations and Warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Deed and as of 8.00 am on the Second Court Date as though made on and as of that time except to the extent any such representation or warranty expressly relates to an earlier date (in which case as of such date).

            (j) CONSTELLATION REPRESENTATIONS AND WARRANTIES: the Constellation Representations and Warranties set forth in this Deed that are qualified as to materiality shall be true and correct, and the Constellation Representations and Warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Deed and as of 8.00 am on the Second Court Date as though made on and as of that time, except to the extent any such representation or warranty expressly relates to an earlier date (in which case as of such date).

            (k) CONSTELLATION TRANSACTION MATERIAL ADVERSE CHANGE: between the date of this Deed and 8.00 am on the Second Court Date no Constellation Transaction Material Adverse Change occurs.

            (l) CONSTELLATION FINANCING MATERIAL ADVERSE CHANGE: between the date of this Deed and 8.00 am on the date of the Scheme Meeting relating to the Share Scheme Constellation has not received written notice from any Initial Lender that there has been a Constellation Financing Material Adverse Change.

            (m) MATERIAL CHANGE IN MARKET CONDITIONS: between the date of this Deed and 8.00 am on the date of the Scheme Meeting relating to the Share Scheme Constellation has not received written notice from any Initial Lender that there has occurred a material disruption or material adverse change in the financial, banking or capital market conditions that, in the reasonable judgment of such Initial Lenders has materially impaired the syndication of the credit facilities to be provided under the Credit Agreement, provided that if the Effective Date has not occurred by 7.00 pm on the date which is 10 Business Days following the date of the Scheme Meeting relating to the Share Scheme then, subject to this clause 4, the Relevant Obligations are also subject to the following conditions precedent having been satisfied or waived in accordance with clause 4.2

            (n) CONSTELLATION FINANCING MATERIAL ADVERSE CHANGE: prior to 8.00 am on the Second Court Date Constellation has not received written notice from any Initial Lender that there has been a Constellation Financing Material Adverse Change.

            (o) MATERIAL CHANGE IN MARKET CONDITIONS: prior to 8.00 am on the Second Court Date Constellation has not received written notice from any Initial Lender to the effect that there has occurred a material disruption of or material adverse change in the financial, banking or capital market conditions that, in the reasonable judgment of such Initial Lenders has materially impaired the syndication of the credit facilities to be provided under the Credit Agreement.

4.2         BENEFIT AND WAIVER OF CONDITIONS PRECEDENT

            (a) EACH PARTY'S BENEFIT: BRL Hardy and Constellation together have the benefit of the Conditions Precedent in clauses 4.1(b) to 4.1(d) inclusive and:

                 (i) the Condition Precedent in clause 4.1(d) cannot be waived; and

                 (ii) any breach or non fulfilment of the Conditions Precedent in clauses 4.1(b) and 4.1(c) can only be waived with the written consent of both parties.

            (b) CONSTELLATION'S BENEFIT: Constellation alone has the benefit of the Conditions Precedent in clause 4.1(a), clauses 4.1(e) to 4.1(i) and clauses 4.1(l) to 4.1(o) inclusive, subject to clause 4.6, any breach or non-fulfilment of any such Conditions Precedent may be relied upon only by Constellation which may at any time and from time to time in its sole and absolute discretion waive the breach or non-fulfilment.

            (c) BRL HARDY'S BENEFIT: BRL Hardy alone has the benefit of the Conditions Precedent in clauses 4.1(j) and 4.1(k) and, subject to clause 4.6 any breach or non-fulfilment of that condition may be relied upon only by BRL Hardy which may at any time and from time to time in its sole and absolute discretion waive the breach or non-fulfilment.

4.3         BEST ENDEAVOURS

            Each of Constellation and BRL Hardy must use its best endeavours to procure that each of the Conditions Precedent is satisfied as soon as practicable after the date of this Deed or that there is no occurrence that would prevent the Conditions Precedent being satisfied (as the context requires) and in particular :

            (a) Constellation must promptly apply for and diligently prosecute all Regulatory Approvals (other than the filing under the HSR Act required to be made by BRL Hardy) and provide to BRL Hardy a copy of all such applications;

            (b) BRL Hardy must make the filing under the HSR Act required to be made by BRL Hardy and must prepare and provide to Constellation such information as may be reasonably requested by Constellation in connection with the applications to be made by Constellation for the other Regulatory Approvals and must promptly apply for and diligently prosecute all Regulatory Approvals required to be fulfilled by BRL Hardy and provide to Constellation a copy of all such applications;

            (c) BRL Hardy must promptly comply with its obligations under clause 8.1; and

            (d) Constellation must promptly comply with its obligations under clause 8.2.

4.4         NOTIFICATIONS

            Each party must:

            (a) keep the other promptly and reasonably informed of the steps it has taken and of its progress towards satisfaction of the Conditions Precedent; and

            (b) promptly notify the other in writing if it becomes aware that any Condition Precedent has been satisfied or has become incapable of being satisfied.

4.5         TERMINATION

            Subject to clause 12.2:

            (a) Constellation may terminate this Deed by giving notice to BRL Hardy in writing in the event that any of the Conditions Precedent in clauses 4.1(g), 4.1(h), 4.1(i), 4.1(l) or 4.1(m)
                 (and, if the proviso to clause 4.1 applies, the Conditions Precedent in clauses 4.1(n) and 4.1(o) is not capable of being satisfied, or is not reasonably capable of being satisfied, and to the extent that such Condition Precedent may be waived by Constellation, has not previously been waived by Constellation;

            (b) BRL Hardy may terminate this Deed by giving Constellation notice in writing in the event that either of the Conditions Precedent in clauses 4.1(j) or 4.1(k) is not capable of being satisfied, or is not reasonably capable of being satisfied and to the extent that such Condition Precedent may be waived by BRL Hardy, has not previously been waived by BRL Hardy; and

            (c) provided that it has complied with its obligations under clause 4.3, either party may terminate this Deed by giving the other notice in writing in the event that any of the Conditions Precedent in clauses 4.1(a) to 4.1(c) inclusive is not capable of being satisfied, or is not reasonably capable of being satisfied and has not previously been waived by the parties.

4.6         NON-FULFILMENT OF LISTING CONDITIONS

            (a) If before the date which is 5 Business Days before the date of the Scheme Meeting one or more of the US Listing Conditions has not been satisfied, then:

                 (i)    the provisions of clause 5.4 will have effect; and

                 (ii) the Listing Conditions and the Conditions Precedent in clauses 4.1(j) and 4.1(k) shall cease to have effect.

            (b) If before 8.00 am on the Second Court Date the Australian Listing Condition has not been satisfied then:

                 (i)    the provisions of clause 5.4(b) will have effect; and

                 (ii) the Australian Listing Condition shall cease to have effect.

4.7         REGULATORY APPROVALS SUBJECT TO CONDITIONS

            Notwithstanding anything in this Deed to the contrary, in obtaining any Regulatory Approval, Constellation shall not be required to agree to any conditions, including any conditions requiring Constellation to agree to or proffer to:

            (a) divest or hold separate any of Constellation's, BRL Hardy's or any of their respective Affiliates' material businesses or assets;

            (b) cease to conduct or materially reduce the scope of any material business or operations in any jurisdiction in which Constellation, BRL Hardy or any of their respective Affiliates' conducts business or operations as of the date of this Deed, and any Regulatory Approval which is given subject to any conditions (including any condition referred to above) will not satisfy the Condition Precedent to which it relates.

--------------------------------------------------------------------------------
5.          SHARE SCHEME

5.1         SHARE SCHEME

            BRL Hardy must propose a scheme of arrangement under part 5.1 of the Corporations Act in the form set out in schedule 3 or such other form as the parties agree in writing, under which, subject to the scheme becoming Effective, all of the Scheme Shares will be transferred to Constellation Sub and the Scheme Shareholders will be entitled to receive for each Scheme Share held at the Record Date the Share Scheme Consideration.

5.2         SHARE SCHEME CONSIDERATION

            Constellation covenants in favour of BRL Hardy (in its own right and separately as trustee for each of the Scheme Shareholders) to procure that in consideration for the transfer of a Scheme Share held by a Scheme Shareholder under the terms of the Share Scheme, Constellation Sub will pay to such Scheme Shareholder the Share Scheme Consideration.

5.3         ELECTION MECHANISM

            The Scheme Booklet sent to Shareholders must be accompanied by a form of election under which each Shareholder is requested to elect to receive either Cash Consideration or Scrip Consideration in respect of some or all of their Shares. The form of election must provide that:

            (a) a Shareholder may elect to receive Scrip Consideration in respect of all or a specified number of the Shareholder's Shares;

            (b) a valid election to receive Scrip Consideration may be made by a Scheme Shareholder by returning the election form before 7.00 pm on the date immediately preceding the Second Court Date or such other date as the parties agree in writing to an address to be specified by Constellation;

            (c) if a valid election is not made by a Scheme Shareholder prior to the date referred to in clause 5.3(b)) then that Scheme Shareholder will be deemed to have elected to receive Cash Consideration in respect of all of that Scheme Shareholder's Scheme Shares;

            (d) if the Scheme Shareholder elects to receive any part of the Share Scheme Consideration in the form of Scrip Consideration, the number of Constellation Shares to be issued to that Scheme Shareholder may be subject to scaling back in accordance with the terms of the Share Scheme;

            (e) any Foreign Shareholder who elects to receive any part of the Share Scheme Consideration in the form of Scrip Consideration will not receive Constellation Shares or Constellation CDIs but will instead receive the net cash proceeds from the sale in the open market of the Constellation Shares which that Foreign Shareholder would otherwise have received;

            (f) if the US Listing Conditions are not satisfied by the date which is 5 Business Days before the Scheme Meeting or the Australian Listing Condition is not satisfied by 8.00 am on the Second Court Date then in accordance with the terms of the Share Scheme, all Scheme Shareholders will receive Cash Consideration whether or not they have elected to receive Scrip Consideration, and shall otherwise be in a form agreed by the parties in writing.

5.4         FAILURE OF LISTING CONDITIONS

            (a) If before the date which is 5 Business Days before the date of the Scheme Meeting one or more of the US Listing Conditions has not been satisfied, then in accordance with the terms of the Share Scheme Constellation Sub will pay all of the Share Scheme Consideration payable to each Scheme Shareholder in form of Cash Consideration.

            (b) If before 8.00 am on the Second Court Date the Australian Listing Condition has not been satisfied, then in accordance with the terms of the Share Scheme, Constellation Sub will pay all of the Share Scheme Consideration payable to each Scheme Shareholder in form of Cash Consideration.

5.5         CONDITIONS

            The Share Scheme will not be conditional upon the Option Scheme becoming Effective or upon any other matters which are not contemplated in this Deed.

--------------------------------------------------------------------------------
6.          OPTION SCHEME

6.1         OPTION SCHEME

            BRL Hardy must propose a scheme of arrangement under part 5.1 of the Corporations Act in the form set out in schedule 4 or such other form as the parties agree in writing, under which, subject to the scheme becoming Effective, all of the Scheme Options will be cancelled and the Scheme Option Holders will be entitled to receive for each Scheme Option held at the Record Date the Option Scheme Consideration.

6.2         OPTION SCHEME CONSIDERATION

            BRL Hardy covenants in favour of each of the Scheme Option Holders that in consideration for the cancellation of a Scheme Option held by a Scheme Option Holder under the terms of the Option Scheme, BRL Hardy will pay to the Scheme Option Holder the Option Scheme Consideration.

6.3         CONDITIONS

            The Option Scheme will be subject to and conditional upon the Share Scheme becoming Effective and upon the passing at the Shareholder Meeting of the Resolution.

--------------------------------------------------------------------------------
7.          NON-EXECUTIVE OPTIONS

7.1         OFFER

            Subject to clause 7.2, BRL Hardy must within one month after the date of this Deed make an offer to each holder of Non-Executive Options to cancel the Non-Executive Options held by that person in consideration of payment of a cash amount of $2.42 for every Non-Executive Option to be cancelled and must use all reasonable endeavours to encourage each of the holders of Non-Executive Options to accept the offer. The offers must be conditional upon the Share Scheme becoming Effective.

7.2         LISTING RULE REQUIREMENTS

            Prior to making the offer contemplated by clause 7.1, BRL Hardy must apply to ASX for a waiver of any requirement under Listing Rule
            6.23.2 to obtain the approval of its shareholders to the cancellation of the Non-Executive Options, and if such waiver is not obtained, shall not be required to make such offer and shall consult with Constellation in relation to the treatment of the Non-Executive Options.

--------------------------------------------------------------------------------
8.          IMPLEMENTATION

8.1         BRL HARDY'S OBLIGATIONS

            BRL Hardy must execute all documents and do all acts and things necessary for the implementation and performance of the BRL Hardy Schemes substantially in accordance with the timetable set out in schedule 7 and in particular BRL Hardy must:

            (a) DIRECTORS' RECOMMENDATION: state (on the basis of statements made to it by each of its directors) that each of the directors of BRL Hardy recommends to the Shareholders and the Employee Option Holders that each of the Schemes be approved, which statement shall be made on or immediately following the execution of this Deed in the announcements contemplated by clause 3;

            (b) SCHEME BOOKLET: as soon as practicable after the date of this Deed, prepare the Scheme Booklet in compliance with the Corporations Act, Policy Statement 60, Policy Statement 142 and the Listing Rules (and including a summary of the process by which Scheme Participants may object to the Schemes at the Court hearing on the Second Court Date), make available to Constellation drafts of the Scheme Booklet and consider in good faith comments from Constellation and its Representatives on those drafts;

            (c) INDEPENDENT EXPERT: provide all assistance and information reasonably requested by the independent expert in connection with the preparation of the independent expert's report included in the Scheme Booklet;

            (d) APPROVAL OF REGULATORS' DRAFT: as soon as practicable after preparation of the Regulators' Draft procure that a meeting of the BRL Hardy Board is convened to approve the Regulators' Draft as being in a form appropriate for dispatch to the Shareholders and the Employee Option Holders, subject to completion of dates, numbers and minor corrections;

            (e) LIAISON WITH ASIC: as soon as practicable after the date of this Deed, provide a copy of the Regulators' Draft to ASIC and liaise with ASIC throughout the Regulatory Review Period;

            (f)  REGULATORY REVIEW PERIOD: during the Regulatory Review Period:

                 (i) promptly provide to Constellation and include in a revised draft of the Scheme Booklet any new information not included in the Regulators' Draft which is required by the Corporations Act, Policy Statement 60, Policy Statement 142 or the Listing Rules to be included in the Scheme Booklet;

                 (ii) keep Constellation informed of any matters raised by ASIC in relation to the Scheme Booklet, and use all reasonable endeavours in co-operation with Constellation to resolve any such matters; and

                 (iii) keep Constellation informed of any matters raised in connection with any other Regulatory Approval, and use all reasonable endeavours in co-operation with Constellation to resolve any such matters;

            (g) LEGAL OPINION: as soon as practicable at the conclusion of the Regulatory Review Period procure that Piper Alderman provide to BRL Hardy a legal opinion confirming that the Legal Information contained in the draft of the Scheme Booklet proposed to be submitted to the BRL Hardy Board for approval in accordance with clause 8.1(h) (other than the matters referred to in paragraphs (e) and (f) of the definition of Legal Information):

                 (i) complies in all material respects with the requirements of the Corporations Act and the rules and regulations promulgated thereunder, the Listing Rules, all relevant policy statements, practice notes and other guidelines or requirements of ASIC;

                 (ii) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading;

            (h) APPROVAL OF SCHEME BOOKLET: as soon as practicable at the conclusion of the Regulatory Review Period procure that a meeting of the BRL Hardy Board is convened to approve the Scheme Booklet for dispatch to the Shareholders and the Employee Option Holders;

            (i) SECTION 411(17)(B) STATEMENT: apply to ASIC for the production of a statement pursuant to section 411(17)(b) of the Corporations Act stating that ASIC has no objection to the Schemes;

            (j) SCHEME MEETINGS: promptly after the approvals referred to in clauses 8.1(h) and 8.2(g) have been received:

                 (i) apply to the Court for orders convening the Scheme Meetings, each to be held on the same day; and

                 (ii) take all steps necessary to comply with the orders of the Court including, as required, dispatching the Scheme Booklet to the Shareholders and the Employee Option Holders and holding the Scheme Meetings;

            (k) APPROVAL OF SHARE SCHEME: if the resolution submitted to the Scheme Meeting in relation to the Share Scheme is passed by the appropriate majorities, promptly apply to the Court for orders approving the Share Scheme and if that approval is obtained:

                 (i) promptly lodge with ASIC office copies of the orders approving the Share Scheme;

                 (ii) close the Register as at 9.00 pm on the Record Date and determine entitlements to the Share Scheme Consideration;

                 (iii) execute proper instruments of transfer of and effect and register the transfer of the Shares subject to the Share Scheme; and

                 (iv) do all other things contemplated by or necessary to give effect to the Share Scheme and the orders of the Court approving the same;

            (l) APPROVAL OF OPTION SCHEME: if the resolution submitted to the Scheme Meeting in relation to the Option Scheme is passed by the appropriate majorities and the Resolution is passed by the appropriate majority, promptly apply to the Court for orders approving the Option Scheme and if that approval is obtained:

                 (i) promptly lodge with ASIC office copies of the orders approving the Option Scheme;

                 (ii) close the register of Employee Option Holders as at 9.00 pm on the Record Date and determine entitlements to the Option Scheme Consideration;

                 (iii) effect the cancellation of the Employee Options subject to the Option Scheme; and

                 (iv) do all other things contemplated by or necessary to give effect to the Option Scheme and the orders of the Court approving the same;

            (m) SHARE OPTIONS: take such actions as shall be necessary to ensure that between the date of this Deed and the Effective Date no new shares or options are allotted or issued or agreed to be allotted or issued under the BRL Hardy Option Plans or the Non-Executive Directors' Plan except new shares issued pursuant to options granted prior to the date of this Deed;

            (n) BRL HARDY PRESCRIBED OCCURRENCE: ensure that a BRL Hardy Prescribed Occurrence does not occur between the date of this Deed and the Implementation Date;

            (o) CONDUCT OF BUSINESS: during the period from the date of this Deed to the Implementation Date conduct the Business in the ordinary and usual course consistent with the way the Business has been conducted in the 3 years prior to the date of this Deed and in accordance with any business plans approved by the BRL Hardy Board and disclosed to Constellation or its Representatives prior to the date of this Deed;

            (p) CONSULTATION: during the period from the date of this Deed to the Implementation Date consult with Constellation in relation to the conduct of the Business and consider in good faith Constellation's views in relation to the same;

            (q) ASX LISTING: use its best endeavours to ensure that the Shares continue to be listed on ASX until the close of business on the Implementation Date;

            (r) PUBLICATION OF INFORMATION ON WEBSITE: as soon as they become available, publish on its website the dates fixed for any Court hearing in relation to the Schemes, including any adjournments or continuance of these hearings, the date of the Scheme Meetings and the Shareholder Meeting and the text of all announcements made to ASX in connection with the Transaction or the Schemes;

            (s) ASSISTANCE WITH SEC FILINGS: provide all reasonable assistance to Constellation, including the provision of all information requested by Constellation as soon as practicable following such request, for purposes of SEC filings and registration statements, press releases, public disclosures, analyst conferences, financing activities and any other activity determined by Constellation to be necessary or desirable;

            (t) CONVENING OF SHAREHOLDER MEETING: take all necessary steps to convene the Shareholder Meeting in compliance with the Corporations Act, including:

                 (i) the preparation and filing with ASIC of all notices and other material required to be prepared and filed in relation to the Shareholder Meeting or the Resolution;

                 (ii) compliance with any reasonable request of ASIC in relation to the material referred to in 8.2(d)(i); and

                 (iii) publishing such notices or advertisements as may be required in connection with the Shareholder Meeting or the Resolution; and

            (u) COMPLIANCE WITH LAWS: do everything reasonably within its power to ensure that the Transaction is effected in accordance with all laws and regulations applicable in relation to the Transaction in Australia.

8.2         CONSTELLATION'S OBLIGATIONS

            Constellation must execute all documents and do all acts and things necessary for the implementation and performance of the Schemes substantially in accordance with the timetable set out in schedule 3 and in particular Constellation must:

            (a) CONSTELLATION INFORMATION: promptly prepare and provide to BRL Hardy the Constellation Information for inclusion in the Scheme Booklet;

            (b) INDEPENDENT EXPERT: provide all assistance and information reasonably requested by the independent expert in connection with the preparation of the independent expert's report to be included in the Scheme Booklet;

            (c) REVIEW OF SCHEME BOOKLET: review the drafts of the Scheme Booklet prepared by BRL Hardy and provide comments on those drafts in good faith;

            (d) APPROVAL OF REGULATORS' DRAFT: as soon as practicable after preparation of the Regulators' Draft procure that a meeting of the Constellation Board is convened to approve those sections of the Regulators' Draft that relate to the Constellation Group and the Constellation Shares as being in a form appropriate for dispatch to the Shareholders and the Employee Option Holders subject to completion of dates, numbers and minor corrections;

            (e)  REGULATORY REVIEW PERIOD: during the Regulatory Review Period:

                 (i) promptly provide to BRL Hardy any new information not included in the Regulators' Draft which constitutes Constellation Information; and

                 (ii) keep BRL Hardy informed of any matters raised in connection with any other Regulatory Approval, and use all reasonable endeavours in co-operation with BRL Hardy to resolve any such matters;

            (f) LEGAL OPINION: as soon as practicable at the conclusion of the Regulatory Review Period procure that Clayton Utz provide to Constellation in respect of all Legal Information other than that relating to issues of United States law a legal opinion confirming that such Legal Information contained in the draft of the Scheme Booklet proposed to be submitted to the Constellation Board for approval in accordance with clause 8.2(g):

                 (i) complies in all material respects with the requirements of the Corporations Act and the rules and regulations promulgated thereunder, the Listing Rules, all relevant policy statements, practice notes and other guidelines or requirements of ASIC;

                 (ii) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading;

            (g) APPROVAL OF SCHEME BOOKLET: as soon as practicable at the conclusion of the Regulatory Review Period procure that a meeting of the Constellation Board is convened to approve those sections of the Scheme Booklet that relate to the Constellation Group and the Constellation Shares as being in a form appropriate for dispatch to the Shareholders and the Employee Option Holders;

            (h) REPRESENTATION: procure that Constellation is represented by counsel at the Court hearings convened for the purposes of sections 411(1) and 411(4)(b) of the Corporations Act, at which, through its counsel, Constellation will undertake (if requested by the Court) to do all such things and take all such steps within its power as may be necessary in order to ensure the fulfilment of its obligations under this Deed, the Schemes and the Credit Agreement;

            (i) DEED POLL: prior to the despatch of the Scheme Booklet, execute a deed poll in the form of schedule 5 or in such other form as the parties agree in writing under which Constellation covenants in favour of the Scheme Participants to perform its obligations under this Deed and the Schemes and to procure that Constellation Sub performs its obligations under the Schemes;

            (j) FUNDING FOR OPTIONS: subject to the Option Scheme becoming Effective, make available to BRL Hardy a credit facility on arms length commercial terms to enable BRL Hardy to fund:

                 (i)    the Option Scheme Consideration; and

                 (ii) the consideration payable to each holder of Non-Executive Options for the cancellation of those Non-Executive Options under clause 7.2.

            (k) COMPLIANCE WITH LAWS: do everything reasonably within its power to ensure that the Transaction is effected in accordance with all laws and regulations applicable in relation to the Transaction in Australia and the United States.

8.3         APPEAL PROCESS

            If the Court refuses to make any orders convening the Scheme Meetings or approving the Schemes, BRL Hardy must appeal the Court's decision to the fullest extent possible (except to the extent that the parties agree otherwise, or independent Senior Counsel indicates that, in his view, an appeal would have no reasonable prospect of success before the Termination Date). If such an appeal is undertaken by BRL Hardy at the request of Constellation then unless the parties otherwise agree, Constellation will bear BRL Hardy's reasonable costs of the appeal.

8.4         BRL HARDY BOARD

            (a) On the Effective Date, BRL Hardy will use its best endeavours to appoint 4 nominees of Constellation to the BRL Hardy Board and to ensure that all non-executive directors other than the Constellation nominees resign; and

            (b) BRL Hardy must ensure that any amount which is or may be payable to any non-executive director of BRL Hardy as a result of the resignation or removal of any such director at any time after the date of this Deed does not exceed the amount calculated in accordance with the following formula:

                        the lesser of
                        (i)      RB  =   total remuneration for three years
                                         immediately before the resignation; or

                        (ii)     RB  =   AAE x YOS x 35%

                        where

                        RB       is the retirement benefit;

                        AAE is the Average Annual Emolument for three years immediately before the resignation;

                        YOS      is years of service.

8.5         EMPLOYMENT ARRANGEMENTS

            To enhance the continuity and retention of existing BRL Hardy management, Constellation has requested and BRL Hardy has agreed to use its best endeavours to procure that each of the following matters occurs.

            (a) Each of Constellation and BRL Hardy will use its best endeavours to procure that, with effect from the Implementation Date, BRL Hardy enters into a supplementary employment agreement with Stephen Millar providing that in consideration of:

                 (i) an initial grant to Mr Millar of 100,000 Constellation Non-Qualified Stock Options to be made on the Implementation Date at a grant price to be determined on the date of grant and on terms that provide for vesting of those options over a maximum period of 4 years from date of grant dependent on the fair market value of Constellation Shares; and

                 (ii) subsequent annual grants to Mr Millar of Constellation Non-Qualified Stock Options made in accordance with the terms of the Constellation Long Term Stock Incentive Plan,

                        Mr Millar will be appointed to the position of Chief Executive Officer of Constellation's wine operations.

            (b) In order to enhance the retention of Mr Millar's services from the Implementation Date, Constellation and BRL Hardy agree that subject to the Share Scheme becoming Effective Mr Millar will be provided a further special initial grant of 100,000 Constellation Non-Qualified Stock Options to be made on the Implementation Date at a grant price to be determined on the date of grant and on terms that provide for vesting of those options over a maximum period of 4 years from date of grant dependent on the fair market value of Constellation Shares.

                 In consideration of the foregoing, the term of Mr Millar's existing service contract will be continued and Mr Millar will enter into a non competition covenant in favour of BRL Hardy and Constellation for a period of 12 months following the date of termination of his service contract.

            (c) Constellation and BRL Hardy further agree that in lieu of his further participation in BRL Hardy's annual incentive program, Mr Millar will be entitled to participate in Constellation's Annual Management Incentive Plan which will entitle Mr Millar to receive a bonus award equal to 55% of his base salary provided that performance is at target levels. All other terms of Mr Millar's compensation program with BRL Hardy will remain unchanged.

            (d) Each of Constellation and BRL Hardy will use its best endeavours to procure that, with effect from the Implementation Date, BRL Hardy enters into a supplementary employment agreement with Angus Kennedy providing that in consideration of:

                 (i) an initial grant to Mr Kennedy of 50,000 Constellation Non-Qualified Stock Options to be made on the Effective Date at a grant price to be determined on the date of grant and on terms that provide for vesting of those options over a maximum period of 4 years from date of grant dependent on the fair market value of Constellation Shares; and

                 (ii) subsequent annual grants to Mr Kennedy of Constellation Non-Qualified Stock Options made in accordance with the terms of the Constellation Long Term Stock Option Incentive Plan,

                 Mr Kennedy will continue to serve as Operations and Technical Director of BRL Hardy.

            (e) In order to enhance the retention of Mr Kennedy's services from the Implementation Date, Constellation and BRL Hardy agree that, subject to the Share Scheme becoming Effective Mr Kennedy will be provided a further special initial grant of 25,000 Constellation Non-Qualified Stock Options to be made on the Implementation Date at a grant price to be determined on the date of grant and on terms that provide for vesting of those options over a maximum period of 4 years from date of grant dependent on the fair market value of Constellation Shares.

                 In consideration of the foregoing, the term of Mr Kennedy's existing service contract will be continued and Mr Kennedy will enter into a non competition covenant in favour of BRL Hardy and Constellation for a period of 12 months following the date of termination of his service contract.

            (f) Constellation and BRL Hardy further agree that all other terms of Mr Kennedy's compensation program with BRL Hardy will remain unchanged.

            (g) Each of Constellation and BRL Hardy will use its best endeavours to procure that, with effect from the Implementation Date, BRL Hardy enters into a supplementary employment agreement with David Woods providing that in consideration of:

                 (i) an initial grant to Mr Woods of 50,000 Constellation Non-Qualified Stock Options to be made on the Implementation Date at a grant price to be determined on the date of grant and on terms that provide for vesting of those options over a maximum period of 4 years from date of grant dependent on the fair market value of Constellation Shares; and

                 (ii) subsequent annual grants to Mr Woods of Constellation Non-Qualified Stock Options made in accordance with the terms of the Constellation Long Term Stock Option Incentive Plan,

                 Mr Woods will continue to serve as International Trading Director of BRL Hardy.

            (h) In order to enhance the retention of Mr Woods services from the Implementation Date, Constellation and BRL Hardy agree that, subject to the Share Scheme becoming Effective Mr Woods will be provided a further special initial grant of 25,000 Constellation Non-Qualified Stock Options to be made on the Implementation Date at a grant price to be determined on the date of grant and on terms that provide for vesting of those options over a maximum period of 4 years from date of grant dependent on the fair market value of Constellation Shares.

                 In consideration of the foregoing, the term of Mr Woods' existing service contract will be continued and Mr Woods will enter into a non competition covenant in favour of BRL Hardy and Constellation for a period of 12 months following the date of termination of his service contract.

            (i) Constellation and BRL Hardy further agree that all other terms of Mr Woods' compensation program with BRL Hardy will remain unchanged.

8.6         PURCHASE OF SHARES

            Constellation may in its sole discretion, but shall not in any way be obliged to, purchase either off-market or on-market up to 10.1% of the BRL Hardy Shares for consideration up to the Share Scheme Consideration provided that any such purchase shall only be made in accordance with the insider trading, market stabilisation and other relevant provisions of the Corporations Act.

--------------------------------------------------------------------------------
9.          REPRESENTATIONS AND WARRANTIES

9.1         CONSTELLATION REPRESENTATIONS AND WARRANTIES

            Constellation represents and warrants to BRL Hardy (on BRL Hardy's own behalf and separately as trustee or nominee for each director and officer of BRL Hardy) at the date of this Deed and as at the Second Court Date that each of the Constellation Representations and Warranties is true and accurate.

9.2         CONSTELLATION INDEMNITY

            Subject to clause 9.3, Constellation agrees with BRL Hardy (in its own right and separately as trustee or nominee for each director and officer of BRL Hardy) to indemnify and keep indemnified BRL Hardy and each of its directors and officers against all claims, actions, proceedings, liabilities, obligations, damages, loss, harm, charges, costs, expenses, duties and other outgoings of whatever nature and however arising which BRL Hardy or any of its directors or officers suffers, incurs or is liable for arising out of or in connection with:

            (a) any breach of any of the Constellation Representations and Warranties;

            (b) any breach by Constellation of any covenant or undertaking on the part of Constellation in the Transaction Documents; or

            (c) any failure by Constellation to comply with any obligation of Constellation in the Transaction Documents.

9.3         LIMITATION

            If the provisions of clause 5.4 have effect then from the time that such clause takes effect, the Constellation Representations and Warranties contained in paragraphs 2.4 to 2.7 of Schedule 2 shall be deemed never to have been given and Constellation shall not be liable to any Person under clause 9.1 or clause 9.2 or any other provision of this Deed in relation to any breach or alleged breach of any of those Constellation Representations and Warranties.

9.4         BRL HARDY REPRESENTATIONS AND WARRANTIES

            BRL Hardy represents and warrants to Constellation (on Constellation's own behalf and separately as trustee or nominee for Constellation Sub and each director and officer of Constellation and Constellation Sub) at the date of this Deed and as at the Second Court Date that each of the BRL Hardy Representations and Warranties is true and accurate.

9.5         BRL HARDY INDEMNITY

            BRL Hardy agrees with Constellation (in its own right and separately as trustee or nominee for Constellation Sub and each director and officer of Constellation and Constellation Sub) to indemnify and keep indemnified Constellation and each of its directors and officers against all claims, actions, proceedings, liabilities, obligations, damages, loss, harm, charges, costs, expenses, duties and other outgoings of whatever nature and however arising which Constellation or Constellation Sub or any of their directors or officers suffers, incurs or is liable for arising out of or in connection with:

            (a) any breach of any of the BRL Hardy Representations and Warranties;

            (b) any breach by BRL Hardy of any covenant or undertaking on the part of BRL Hardy in the Transaction Documents; or

            (c) any failure by BRL Hardy to comply with any obligation of BRL Hardy in the Transaction Documents.

--------------------------------------------------------------------------------
10.         CONFIDENTIALITY

10.1        CONFIDENTIALITY AGREEMENT

            Subject to clause 10.2, each party acknowledges and agrees that it continues to be bound by the Confidentiality Agreement in respect of all information received by it from the other party before or after the date of this Deed.

10.2        AMENDMENTS

            Notwithstanding clause 14.3 of the Confidentiality Agreement, BRL Hardy agrees with Constellation that Constellation may acquire
            Shares:

            (a)  pursuant to any transaction contemplated by this Deed; or

            (b) if any Person announces a transaction of the type referred to in paragraphs (b) to (e) inclusive of the definition of Third Party Proposal; or

            (c) if any Person other than Constellation or its Affiliates who does not have a Relevant Interest of more than 10% in the share capital of BRL Hardy at the date of this Deed acquires a Relevant Interest in more than 10% of the share capital of BRL Hardy.

10.3        SURVIVAL OF OBLIGATIONS

            The rights and obligations of the parties under the Confidentiality Agreement shall survive termination of this Deed.

--------------------------------------------------------------------------------
11.         PUBLIC ANNOUNCEMENT

11.1        PUBLIC ANNOUNCEMENT AND SUBMISSIONS

            Subject to clause 11.2, no public announcement of the Transaction or any other transaction the subject of any Transaction Document and no submission made to any Person in connection with the seeking of any Regulatory Approval pursuant to this Deed may be made other than in a form approved by both parties, but each party will use all reasonable endeavours to provide such approval as soon as practicable.

11.2        REQUIRED DISCLOSURE

            Where a party is required by law, the Listing Rules, the SEC or the listing rules of the NYSE to make any announcement or make any disclosure relating to matters the subject of a Transaction Document, it may do so only after it has given at least seven days or such lesser period as may be required or permitted by the effect of a legal obligation, but in any event prior notice to the other party and has consulted to the fullest extent possible in the circumstances with the other party and its legal advisers.

--------------------------------------------------------------------------------
12.         TERMINATION

12.1        RIGHTS OF TERMINATION

            Without prejudice to any other rights of termination under this
            Deed:

            (a) Constellation may terminate this Deed by giving notice to BRL Hardy in writing if:

                 (i) BRL Hardy is in material breach in any respect of its obligations under the Non Solicitation Agreement at any time before the Second Court Date;

                 (ii) BRL Hardy is in material breach of its obligations under clause 8.1 of this Deed at any time before the Second Court Date and has not rectified that breach within 5 Business Days after it is given notice by Constellation requiring that breach to be rectified; or

                 (iii)  a majority of the Board:

                        A. withdraws or changes the recommendation of the Transaction given by the Board in accordance with the terms of this Deed; or

                        B. recommends or supports, or enters into any agreement, arrangement or understanding to recommend or support a Third Party Proposal;

            (b) BRL Hardy may terminate this Deed by giving notice to Constellation in writing if Constellation is in material breach of its obligations under clauses 8.2 of this Deed at any time before the Second Court Date and has not rectified that breach within 5 Business Days after it is given notice by BRL Hardy requiring that breach to be rectified.

            (c) Either Constellation or BRL Hardy may terminate this Deed by giving notice to the other in writing if:

                 (i) the Implementation Date shall not have occurred on or prior to the Termination Date;

                 (ii) at the Scheme Meeting relating to the Share Scheme or any adjournment or postponement thereof at which the Share Scheme is voted on, the Share Scheme is not approved by the necessary majority of the Shareholders; or

                 (iii) any court or Governmental Authority has issued any order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Transaction, or has refused to do anything necessary to permit the Transaction, and such order, decree, ruling or other action shall have become final and not appealable.

12.2        EFFECT OF TERMINATION

            On termination of this Deed under this clause 12 or under any other clause of this Deed:

            (a) the provisions of clauses 13 and 14.3 to 14.8 of this Deed shall continue to apply; and

            (b) the rights and remedies of the parties accrued prior to termination of this Deed are not affected by such termination, and for the avoidance of doubt, the provisions of the Transaction Compensation Agreement shall continue to apply.

--------------------------------------------------------------------------------
13.         GOVERNING LAW AND JURISDICTION

13.1        GOVERNING LAW

            This Deed is governed by and will be construed according to the laws of the state of South Australia.

13.2        JURISDICTION

            (a) Each party irrevocably submits to the non-exclusive jurisdiction of the courts of South Australia, and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating in any way to this Deed.

            (b) Each party irrevocably waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, where that venue falls within clause 13.2(a).

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14.         GENERAL

14.1        FURTHER ACTS

            Each party will promptly do and perform all further acts and execute and deliver all further documents (in form and content reasonably satisfactory to that party) required by law or reasonably requested by any other party to give effect to this Deed.

14.2        RESTRUCTURING

            At any time after the approval by the Scheme Shareholders of the Share Scheme, BRL Hardy, upon the request of Constellation, shall effect and complete such corporate reorganisations and restructurings in respect of BRL Hardy, its Subsidiaries and its joint venture interests, in accordance with Constellation's specifications, in order to complete the Transaction and re-order the affairs of the BRL Hardy Group as a significant group of companies within the Constellation Group.

14.3        NOTICES

            Any communication under or in connection with this Deed:

            (a)  must be in writing;

            (b)  must be addressed as shown below:

                        BRL HARDY

                        Name: BRL Hardy Limited
                        Address: Reynell Road, Reynella, South Australia 5161,
                                 Australia
                        Fax no: +61 8 8392 2122
                        For the attention of: Stephen Millar/John Whelan

                        CONSTELLATION

                        Name: Constellation Brands, Inc.
                        Address: 300 WillowBrook Office Park, Fairport, NY14450,
                                 United States
                        Fax no: +1 585 212 6225
                        For the attention of: Thomas J. Mullin, General Counsel

                        with a copy to:

                        Name: Clayton Utz
                        Address: 1 O'Connell Street, Sydney, NSW 2000, Australia Fax no: +61 2 8220 6700
                        For the attention of: Rod Halstead

                        (or as otherwise notified by that party to the other party from time to time);

            (c) must be signed by the party making the communication or (on its behalf) by the solicitor for, or by any attorney, director, secretary, or authorised agent of, that party;

            (d) must be delivered by hand or posted by prepaid post to the address, or sent by fax to the number, of the addressee, in accordance with clause 14.3(b); and

            (e)  will be deemed to be received by the addressee:

                 (i) (in the case of prepaid post) on the third Business Day after the date of posting to an address within Australia, and on the fifth Business Day after the date of posting to an address outside Australia;

                 (ii) (in the case of fax) at the local time (in the place of receipt of that fax) which then equates to the time at which that fax is sent as shown on the transmission report which is produced by the machine from which that fax is sent and which confirms transmission of that fax in its entirety, unless that local time falls on a day that is not a Business Day, or is after 5.00 pm on a Business Day, when that communication will be deemed to be received at 9.00 am on the next Business Day; and

                 (iii) (in the case of delivery by hand) on delivery at the address of the addressee as provided in clause 14.3(b), unless that delivery is made on a day that is not a Business Day, or after 5.00 pm on a Business Day, when that communication will be deemed to be received at 9.00 am on the next Business Day.

14.4        STAMP DUTIES AND EXPENSES

            Constellation will pay or will procure that Constellation Sub will pay:

            (a) all stamp duties and any related expenses in respect of this Deed, the performance of this Deed and each transaction effected by or made under or pursuant to this Deed, except to the extent of any stamp duty which is or becomes payable as a result of BRL Hardy's failure to comply with its obligations under clause 8.1(q), which stamp duties must be paid by BRL Hardy; and

            (b) all filing, application or similar fees due in connection with any Regulatory Approvals.

14.5        EXPENSES

            Except as otherwise provided in the Transaction Documents, each party will pay its own costs and expenses in connection with the negotiation, preparation, execution, and performance of this Deed and the consummation of the Transaction.

14.6        AMENDMENTS

            This Deed may only be varied by a document signed by or on behalf of each of the parties.

14.7        ASSIGNMENT AND SEVERABILITY

            A party cannot assign, novate or otherwise transfer any of its rights or obligations under this Deed without the prior written consent of the other party. If any provision of this Deed is determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Deed shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by applicable law.

14.8        WAIVER

            (a) Failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, power or remedy provided by law or under this Deed by any party will not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement of that or any other right, power or remedy provided by law or under this Deed.

            (b) Any waiver or consent given by any party under this Deed will only be effective and binding on that party if it is given or confirmed in writing by that party.

            (c) No waiver of a breach of any term of this Deed will operate as a waiver of another breach of that term or of a breach of any other term of this Deed.

14.9        COUNTERPARTS

            This Deed may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes the agreement of each party who has executed and delivered that counterpart.

14.10       NO REPRESENTATION OR RELIANCE

            (a) Each party acknowledges that no party (nor any person acting on its behalf) has made any representation or other inducement to it to enter into this Deed, except for representations or inducements expressly set out in this Deed.

            (b) Each party acknowledges and confirms that it does not enter into this Deed in reliance on any representation or other inducement by or on behalf of any other party, except for any representation or inducement expressly set out in this Deed.

            (c) Each party acknowledges and confirms that clauses (a) and (b) above do not prejudice any rights a party may have in relation to information which had been or will be filed by the other party with ASIC, ASX, SEC or NYSE.

14.11       ENTIRE AGREEMENT

            In relation to the subject matter of the Transaction Documents, the Transaction Documents:

            (a) embody the entire understanding of the parties and constitute the entire terms agreed upon between the parties; and

            (b) supersede any prior agreement (whether or not in writing) between the parties.

14.12       NO MERGER OF RIGHTS AND OBLIGATIONS

            The rights and obligations of the parties will not merge on completion of any transaction under this Deed. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction.

--------------------------------------------------------------------------------
1.          SCHEDULE 1 - BRL HARDY REPRESENTATIONS AND WARRANTIES

1.1         STANDING AND AUTHORITY

            BRL Hardy represents and warrants that:

            (a) it and each of its Subsidiaries is a corporation, limited liability company or other entity validly existing under the laws of its place of incorporation or formation;

            (b) it has the corporate power to enter into and perform its obligations under the Transaction Documents and to carry out the transactions contemplated by the Transaction Documents;

            (c) it has taken all necessary corporate action to authorise entry into the Transaction Documents and has taken or will take all necessary corporate action to authorise the performance of the Transaction Documents and to carry out the transactions contemplated by the Transaction Documents;

            (d) the Transaction Documents have been duly and validly executed and delivered by it and are its valid and binding obligations.

            (e) the BRL Hardy Board has unanimously approved the Transaction, the Transaction Documents and the obligations imposed on BRL Hardy under the Transaction Documents.

1.2         INFORMATION AND DUE DILIGENCE

            BRL Hardy represents and warrants that:

            (a) it has disclosed to Constellation or its Representatives all information which a prospective acquirer of the Shares would reasonably require to make an informed decision as to whether or not to proceed with such an acquisition;

            (b)  the BRL Hardy Information included in the Scheme Booklet:

                 (i) will be included in good faith and on the understanding that Constellation and each director of Constellation will rely on that information for the purpose of approving the entry by Constellation into the Deed Poll; and

                 (ii) will comply in all material respects with the requirements of the Corporations Act and the rules and regulations promulgated thereunder, the Listing Rules all relevant policy statements, practice notes and other guidelines or requirements of ASIC.

            (c) the BRL Hardy Information included or incorporated by reference in the Scheme Booklet will not, at the date the Scheme Booklet is first dispatched to the Scheme Participants or at the time of the Scheme Meetings, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and

            (d) BRL Hardy will, as a continuing obligation, provide to Constellation all such further or new information which may arise after the Scheme Booklets have been dispatched until the date of the Scheme Meetings which may be necessary to ensure that there would be no breach of the representation and warranty in clause 1.2(c) of this Schedule if given at the date upon which that information arose.

            (e) BRL Hardy has undertaken such due diligence and verification processes for the purposes of ensuring that the warranties contained in paragraphs 1.2(b)and 1.2(c) are accurate as have been advised to Constellation in writing prior to the end of the Regulatory Review Period ;

            (f) BRL Hardy will provide to the Independent Expert all information requested of BRL Hardy by the Independent Expert to enable the Independent Expert to provide an informed opinion for inclusion in the Scheme Booklet.

1.3         SECURITIES

            BRL Hardy represents and warrants that:

            (a)  the issued share capital of BRL Hardy is 177,720,562 Shares;

            (b)  all such Shares are fully paid up and have been duly issued;

            (c)  there are issued and outstanding options to subscribe for:

                 (i)    11,568,050 Shares pursuant to the BRL Hardy Option
                        Plans; and

                 (ii) 92,818 Shares pursuant to the Non-Executive Directors' Option Plan;

            (d) there are outstanding entitlements to subscribe for 610,270 additional Shares on the exercise of options under the BRL Hardy Option Plans;

            (e) no member of the BRL Hardy Group is under any obligation to issue any shares to any Person and except as specified in paragraphs (c) and (d) above, no option exists nor is any member of the BRL Hardy Group under any obligation to give any option over any part of their respective share capital;

            (f) no member of the BRL Hardy Group is subject to any actual or contingent obligation to issue or convert securities other than pursuant to the options described in paragraph (c) above and the entitlements referred to in paragraph (d) above; and

            (g) all of the issued share capital or other equity interests of the Subsidiaries are fully paid up and have been duly issued and are held legally and beneficially by BRL Hardy or another Subsidiary of BRL Hardy free and clear of all Encumbrances;

1.4         COMPLIANCE

            BRL Hardy represents and warrants that, except as referred to in the Legal and Compliance Report:

            (a) BRL Hardy and its Subsidiaries have complied in all material respects with all Australian and foreign laws and regulations applicable to them (including United States securities laws) and orders of Australian and foreign governmental agencies having jurisdiction over them (including the SEC) and have all material licenses, permits and franchises necessary for them to conduct their respective businesses as presently being conducted;

            (b) neither it nor any of its Subsidiaries is in material default under any document, agreement or instrument binding on it or its assets nor has anything occurred which is or would with the giving of notice or lapse of time constitute an event of default, prepayment event or similar event, or give another party thereto a termination right or right to accelerate any right or obligation, under any such document or agreement with such an effect;

            (c) neither the execution or performance by it of the Transaction Documents nor the consummation of any transaction contemplated under the Transaction Documents will in any material respect :

                 (i) violate any law, regulation, order, injunction or judgment binding on it (other than the filing of a pre-merger notification report under the HSR Act and the rules and regulations promulgated thereunder); or

                 (ii) violate or accelerate the obligations of it or of any of its Subsidiaries, nor require any consent or approval of or notice to any Person, under any provision of:

                        A. any of its or its Subsidiaries' constituent documents; or

                        B. any of its or its Subsidiaries' material agreements or instruments.

1.5         FILINGS AND UNDISCLOSED LIABILITIES

             BRL Hardy represents and warrants that:

            (a) it has filed with ASIC and ASX all required reports, schedules, prospectuses, forms, statements, notices and other documents required to be filed with ASIC and ASX since 31 December 2000 (the "BRL HARDY REPORTING DOCUMENTS");

            (b) as of its date, each BRL Hardy Reporting Document complied in all material respects with the requirements of the Corporations Act and the Listing Rules and all rules, regulations and policy statements promulgated under the Corporations Act and the Listing Rules;

            (c) none of the BRL Hardy Reporting Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such statements have been modified or superseded by a later filed BRL Hardy Reporting Document;

            (d) the consolidated financial statements of BRL Hardy included in the BRL Hardy Reporting Documents comply as to form in all material respects with the Corporations Act and all applicable accounting requirements applicable to the preparation of financial statements, have been prepared in accordance with generally accepted accounting principles in Australia ("AUSTRALIAN GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes to such financial statements) and fairly present in all material respect the consolidated financial position of BRL Hardy as of the dates of the relevant financial statements and the consolidated results of its operations and cash flows for the periods then ended;

            (e) there has not been any event, change, effect or development which, individually or in aggregate, is required to be included in BRL Hardy Reporting Documents in accordance with the requirements of the Corporations Act, the Listing Rules and all rules and regulations promulgated under the Corporations Act and the Listing Rules which has not been included in the BRL Hardy Reporting Documents;

            (f) neither BRL Hardy nor any Subsidiary of BRL Hardy has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which:

                 (i) would be required by Australian GAAP to be set forth on a consolidated balance sheet of the BRL Hardy Group and are neither set forth in the financial statements included in the BRL Hardy Reporting Documents nor incurred in the ordinary course of business since the date of the most recent financial statements included in the BRL Hardy Reporting Documents; or

                 (ii) individually or in the aggregate, have had or would be likely to have a BRL Hardy Material Adverse Change; and

            (f) none of BRL Hardy or any of its Subsidiaries or joint ventures has ever filed any report, schedule, prospectus, registration statement, form, statement or other document with the SEC.

1.6         LITIGATION

            BRL Hardy represents and warrants that, except as referred to in the Legal and Compliance Report:

            (a) there are no material actions, suits, arbitrations, legal or administrative proceedings pending or, so far as BRL Hardy is aware, threatened against BRL Hardy or any of its Subsidiaries;

            (b) neither BRL Hardy nor any of its Subsidiaries is the subject of any material pending or, so far as BRL Hardy is aware, material threatened investigation; and

            (c) neither BRL Hardy nor any of its Subsidiaries nor the respective assets, properties or business of BRL Hardy or any of its Subsidiaries is subject to any judgment, order, writ, injunction or decree of any court, governmental agency or arbitration tribunal.

1.7         ASSETS AND MATERIAL CONTRACTS

            BRL Hardy represents and warrants that, except as referred to in the Legal and Compliance Report:

            (a) either BRL Hardy or a Subsidiary of BRL Hardy is the sole beneficial and (where its interests are registrable) the sole registered owner of all the assets and interests in assets, real and personal, necessary to conduct the Business with good and valid title, free and clear of all Encumbrances;

            (b) each Material Contract is in full force and effect and is enforceable by BRL Hardy and each applicable Subsidiary of BRL Hardy in accordance with its terms.

1.8         INTELLECTUAL PROPERTY

            BRL Hardy represents and warrants that, except as referred to in the Legal and Compliance Report, there are no circumstances or facts involving it or its Subsidiaries or their affairs in respect to its intellectual property which is likely to have a material adverse effect in them carrying on their businesses.

1.9         ENVIRONMENTAL

            (a)  In this warranty 1.9:

                        "ENVIRONMENTAL LAW" means any law or regulation relating to the environment including relating to:

                 (i) the discharge or emission of substances (whether solid, liquid or gaseous) to air, water or land;

                 (ii)   contamination of air, water or land;

                 (iii) the production, use, handling, storage, disposal or transport of waste, hazardous substances; and

                 (iv)   the presence of asbestos; or

                 (v) or any other aspect of protection of the environment or the enforcement or administration of any such law.

                 "ENVIRONMENTAL PERMIT" means any permit, licence, authority, approval, certificate of approval, consent or authorisation required by Environmental Laws.

            (b) BRL Hardy represents and warrants that, except as referred to in the Legal and Compliance Report:

                 (i) neither BRL Hardy nor any Subsidiary of BRL Hardy has been convicted of any material offence under any Environmental Law and there are no orders issued by any Governmental Authority or any claims relating to contamination or the effect the operation of the Business is having on the environment or the breach of any Environmental Law or Environmental Permit against BRL Hardy or any of its Subsidiaries;

                 (ii) so far as BRL Hardy is aware, the Business has been and is being conducted in all material respects in compliance with all applicable Environmental Laws, all Environmental Permits necessary for the conduct and operation of the Business as presently conducted have been obtained, are in force and effect and are being complied with in all material respects.

1.10        TAX

            BRL Hardy represents and warrants that, except as referred to in the Legal and Compliance Report:

            (a) each of BRL Hardy and each Subsidiary of BRL Hardy has duly and timely made or prepared, and has duly and timely filed, all returns, reports, declarations, elections, notices, filings, forms, statement and other documents required to be made or prepared or filed by it with the appropriate Governmental Authority under the laws and regulations of each Governmental Authority having or purporting to have jurisdiction in each place in which it currently conducts the Business or has previously operated;

            (b) each of BRL Hardy and each Subsidiary of BRL Hardy has duly, completely and correctly reported all income and all other amounts and information required to be reported thereon in all material respects;

            (c) each of BRL Hardy and each Subsidiary of BRL Hardy has paid, withheld or collected, as appropriate, all Taxes required to be paid, collected or withheld by BRL Hardy or such Subsidiary; and

            (d) each of BRL Hardy and each Subsidiary of BRL Hardy has otherwise complied in all material respects with all laws and regulation relating to Taxes; and

            (e) no notice of any challenge or exception to any matter referred to in paragraphs (a) to (d) above has been received, acknowledged, filed against or given to BRL Hardy or any of its Subsidiaries and BRL Hardy has no knowledge of anything that would cause any of the matters referred to in paragraphs (a) to
                 (d) above to be improper or incorrect in any material respect.

1.11        SUPERANNUATION

            BRL Hardy represents and warrants that , except as referred to in the Legal and Compliance Report:

            (a) BRL Hardy, each Subsidiary of BRL Hardy and the trustee of each superannuation or pension fund established by BRL Hardy or any Subsidiary of BRL Hardy have complied with all their obligations under the Superannuation Industry (Supervision) Act 1993 and the regulations prescribed under that Act, and the trust deed, rules or other instruments relating to each such superannuation or pension fund, including making all contributions required to be made and paying benefits required to be paid pursuant to any such trust deed, rules or instrument;

            (b) the assets of each superannuation or pension fund established by BRL Hardy or any Subsidiary of BRL Hardy are sufficient having regard to appropriate actuarial valuation methods and assumptions to provide prospective benefits in accordance with any trust deed, rules or instruments relating to the same, to the extent to which the benefits relate to periods of service or membership prior to the date of this Agreement.

1.12        GRAPE VINES

            BRL Hardy represents and warrants that, except as referred to in the Legal and Compliance Report, the grape vines on the vineyard portion of the real property owned by the BRL Hardy Group and the real property leased by the BRL Hardy Group are in good condition, and free in all material respects of disease, infestation or other defects.

1.13        PRODUCT RECALL

            BRL Hardy represents and warrants that, except as referred to in the Legal and Compliance Report, the BRL Hardy Group has not, for the past three years, recalled any products made, bottled, distributed or sold by the BRL Hardy Group and it is not now nor has it ever been under any obligation to do so, and there is no reasonable basis known to the BRL Hardy Group for any such recall.

1.14        RESTRICTIONS ON BUSINESS ACTIVITIES

            BRL Hardy represents and warrants that, , except as referred to in the Legal and Compliance Report, there is no agreement, judgment, injunction, order or decree binding on BRL Hardy, any of its Subsidiaries or any of its joint venture interests that has or would be likely to have the effect of prohibiting, restricting or materially impairing after the Effective Date any business of BRL Hardy as a Subsidiary of Constellation, any of its Subsidiaries or any of its joint venture interests.

--------------------------------------------------------------------------------
2.          SCHEDULE 2 - CONSTELLATION REPRESENTATIONS AND WARRANTIES

2.1         STANDING AND AUTHORITY

            Constellation represents and warrants that:

            (a) Constellation is a corporation validly existing under the laws of the State of Delaware;

            (b) Constellation Sub is a corporation validly existing under the laws of Australia and is an indirect wholly owned Subsidiary of Constellation;

            (c) Constellation has the corporate power to enter into and perform its obligations under the Transaction Documents and to carry out the transactions contemplated by the Transaction Documents to be carried out by Constellation;

            (d) Constellation Sub has the corporate power to carry out the transactions contemplated by the Transaction Documents to be carried out by Constellation Sub;

            (e) Constellation has taken or will take all necessary corporate action to authorise its entry into the Transaction Documents and has taken or will take all necessary corporate action to authorise the performance of the Transaction Documents by Constellation and to carry out the transactions contemplated by the Transaction Documents to be carried out by Constellation; and

            (f) Constellation Sub has taken or will take all necessary corporate action to carry out the transactions contemplated by the Transaction Documents to be carried out by Constellation Sub; and

            (g) the Transaction Documents have been duly and validly executed and delivered by Constellation and are a valid and binding obligation of Constellation.

2.2         INFORMATION

            Constellation represents and warrants that:

            (a)  the Constellation Information included in the Scheme Booklet:

                 (i) will be included in good faith and on the understanding that BRL Hardy and each director of BRL Hardy will rely on that information for the purpose of proposing the Schemes; and

                 (ii) will comply in all material respects with the requirements of the Corporations Act and the rules and regulations promulgated thereunder, the Listing Rules, all relevant policy statements, practice notes and other guidelines or requirements of ASIC;

            (b) the Constellation Information included or incorporated by reference in the Scheme Booklet will not, at the date the Scheme Booklet is first dispatched to the Scheme Participants or at the time of the Scheme Meetings, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading

            (c) Constellation will, as a continuing obligation, provide to BRL Hardy all such further or new information which may arise after the Scheme Booklets have been dispatched until the date of the Scheme Meetings which may be necessary to ensure that there would be no breach of the representation and warranty in clause 2.2(a) of this Schedule if given at the date upon which that information arose.

            (d) Constellation has undertaken such due diligence and verification processes for the purposes of ensuring that the warranties contained in paragraphs 2.2(b) and 2.2(c) are accurate as have been advised to BRL Hardy in writing prior to the end of the Regulatory Review Period.

            (e) Constellation will provide to the Independent Expert all of the information requested of Constellation by the Independent Expert to enable the Independent Expert to provide an informed opinion for inclusion in the Scheme Booklet.

2.3         FINANCE

            Constellation represents and warrants to BRL Hardy that the description of the credit facilities available to it in respect of the Transaction which will be contained in the Scheme Booklet will be accurate and not misleading and nor will there be any material omission from that description.

2.4         SECURITIES

            Constellation represents and warrants that:

            (a) as at November 30,, 2002 there were 78,412,803 Constellation Shares issued, and outstanding;

            (b) all such Constellation Shares are duly and validly issued, fully paid and non-assessable;

            (c) except as described in the Constellation Reporting Documents and except for obligations of Constellation under its 1989 Employee Stock Purchase Plan, as restated, UK Sharesave Scheme, Long-Term Stock Incentive Plan or Incentive Stock Option Plan, no member of the Constellation Group is under any obligation to issue any shares to any Person and no option exists nor is any member of the Constellation Group under any obligation to give any option over any part of their respective share capital; and

            (d) except as described in the Constellation Reporting Documents and except for obligations of Constellation under its Employee Stock Purchase Plan, Employee Share Save Scheme, Long-Term Stock Incentive Plan or Incentive Stock Option Plan, no member of the Constellation Group is subject to any actual or contingent obligation to issue or convert securities.

2.5         COMPLIANCE

            Constellation represents and warrants that

            (a) neither it nor any of its Subsidiaries is in default under any document, agreement or instrument binding on it or its assets nor has anything occurred which is or would with the giving of notice or lapse of time constitute an event of default, prepayment event or similar event, or give another party thereto a termination right or right to accelerate any right or obligation, under any such document or agreement with such an effect;

            (b) neither the execution or performance by it of this Deed nor the consummation of any transaction contemplated under this Deed will in any material respect violate or accelerate the obligations of it or of any of its Subsidiaries, nor require any consent or approval of or notice to any Person, under any provision of:

                 (i)    any of its or its Subsidiaries' constituent documents;
                        or

                 (ii) any of its or its Subsidiaries' material agreements or instruments.

2.6         FILINGS AND UNDISCLOSED LIABILITIES

             Constellation represents and warrants that:

            (a) it has filed with the SEC all required reports, schedules, forms, statements, notices and other documents required to be filed with the SEC pursuant to the US Exchange Act since 31 December 2000 (the "CONSTELLATION REPORTING DOCUMENTS");

            (b) as of its date, each Constellation Reporting Document complied in all material respects with the requirements of the US Exchange Act and all rules and regulations promulgated under the US Exchange Act;

            (c) none of the Constellation Reporting Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such statements have been modified or superseded by a later filed Constellation Reporting Document;

            (d) the consolidated financial statements of Constellation included in the Constellation Reporting Documents comply as to form in all material respects with all applicable accounting requirements of the SEC applicable to the preparation of financial statements, have been prepared in accordance with generally accepted accounting principles in the United States ("US GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes to such financial statements) and fairly present in all material respects the consolidated financial position of Constellation as of the dates of the relevant financial statements and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments);

            (e) there has not been any event, change, effect or development which, individually or in aggregate, is required to be included in Constellation Reporting Documents in accordance with the requirements of the US Exchange Act and all rules and regulations promulgated under the US Exchange Act which has not been included in the Constellation Reporting Documents;

            (f) neither Constellation nor any Subsidiary of Constellation has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which:

                 (i) would be required by US GAAP to be set forth on a consolidated balance sheet of the Constellation Group and are neither set forth in the financial statements included in the Constellation Reporting Documents nor incurred in the ordinary course of business since the date of the most recent financial statements included in the Constellation Reporting Documents; or

                 (ii) individually or in the aggregate, have had or would be likely to have a material adverse effect in relation to the business, financial condition, assets or liabilities, profitability or prospects of Constellation.

2.7         LITIGATION

             Constellation represents and warrants that:

            (a) there are no material actions, suits, arbitrations, legal or administrative proceedings pending or, so far as Constellation is aware, threatened against Constellation or any of its Subsidiaries;

            (b) neither Constellation nor any of its Subsidiaries is the subject of any pending or, so far as Constellation is aware, threatened investigation; and

            (c) neither Constellation nor any of its Subsidiaries nor the respective assets, properties or business of Constellation or any of its Subsidiaries is subject to any judgment, order, writ, injunction or decree of any court, governmental agency or arbitration tribunal.

--------------------------------------------------------------------------------
3.          SCHEDULE 3 - SHARE SCHEME

                                                                     CLAYTON UTZ
--------------------------------------------------------------------------------













BRL HARDY LIMITED (ACN 008 273 907)
BRL Hardy

THE HOLDERS OF ORDINARY SHARES IN THE CAPITAL OF BRL HARDY
Shareholders







SCHEME OF ARRANGEMENT



                                   CLAYTON UTZ
                                     LAWYERS
          Levels 22-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
                   PO Box H3 Australia Square Sydney NSW 1215
                               www.claytonutz.com
                    Tel + 61 2 9353 4000 Fax + 61 2 8220 6700
               OUR REF - 126/618/21723614 CONTACT - JONATHAN SWAIN

            SYDNEY . MELBOURNE . BRISBANE . PERTH . CANBERRA . DARWIN

                   Liability limited by the Solicitors Scheme,
            approved under the Professional Standards Act 1994 (NSW)

SCHEME OF ARRANGEMENT


1.          DEFINITIONS AND INTERPRETATIONS...................................1
--          -------------------------------

            1.1         Definitions...........................................1
            ---         -----------
            1.2         Interpretation........................................3
            ---         --------------

2.          CONDITIONS PRECEDENT..............................................4
--          --------------------

            2.1         Conditions Precedent..................................4
            ---         --------------------
            2.2         Certificate...........................................4
            ---         -----------
            2.3         Termination of Implementation Deed....................5
            ---         ----------------------------------

3.          LODGEMENT.........................................................5
--          ---------


4.          IMPLEMENTATION....................................................5
--          --------------

            4.1         Transfer of Scheme Shares.............................5
            ---         -------------------------
            4.2         Payment of Scheme Consideration.......................5
            ---         -------------------------------

5.          SCHEME CONSIDERATION..............................................6
--          --------------------

            5.1         Forms of Scheme Consideration.........................6
            ---         -----------------------------
            5.2         Calculation of Scrip Consideration....................6
            ---         ----------------------------------
            5.3         Form of Scheme Consideration..........................6
            ---         ----------------------------
            5.4         Allocation of Scrip Consideration.....................7
            ---         ---------------------------------
            5.5         Constellation CDIs....................................7
            ---         ------------------
            5.6         Foreign Scheme Shareholders...........................8
            ---         ---------------------------
            5.7         Fractional entitlements...............................8
            ---         -----------------------
            5.8         Currency of Cash Consideration........................8
            ---         ------------------------------
            5.9         Joint holders.........................................8
            ---         -------------

6.          ISSUE AND TRADING.................................................9
--          -----------------

            6.1         Issue.................................................9
            ---         -----
            6.2         Trading..............................................10
            ---         -------

7.          DEALINGS IN SHARES...............................................10
--          ------------------

            7.1         Dealings on or prior to Record Date..................10
            ---         -----------------------------------
            7.2         Dealings after Record Date...........................10
            ---         --------------------------
            7.3         Provision of Information.............................10
            ---         ------------------------

8.          GENERAL SCHEME PROVISIONS........................................11
--          -------------------------

PARTIES BRL HARDY LIMITED, ACN 008 273 907 of Reynell Road, Reynella, 5161, Australia ("BRL HARDY")

                        THE HOLDERS OF ORDINARY SHARES IN THE CAPITAL OF BRL HARDY, other than persons holding ordinary shares on behalf of or for the benefit of Constellation or its Subsidiaries ("SHAREHOLDERS").

RECITALS

A.          BRL Hardy is a public company incorporated in the State of South
            Australia.

B. BRL Hardy and Constellation Brands, Inc. ("CONSTELLATION") have entered into the Implementation Deed pursuant to which BRL Hardy has agreed to propose this Scheme to the Shareholders and each of BRL Hardy and Constellation have agreed to execute all documents and do all things necessary or desirable to be executed or done by BRL Hardy or Constellation, and Constellation has agreed to procure that ACN 103 362 232 Pty Limited, ACN 103 362 232 ("CONSTELLATION SUB") execute all documents and do all things necessary or desirable to be executed or done by Constellation Sub, to give effect to this Scheme.

C. If this Scheme becomes Effective then all of the Scheme Shares will be transferred to Constellation Sub and Constellation Sub will pay the Share Scheme Consideration to the Scheme Shareholders.

D. Constellation has entered into the Deed Poll for the purpose of covenanting in favour of the Scheme Shareholders to perform its obligations under this Scheme and the Implementation Deed and to procure that Constellation Sub perform the obligations of Constellation Sub under this Scheme.

--------------------------------------------------------------------------------
1.          DEFINITIONS AND INTERPRETATIONS

1.1         DEFINITIONS

            In this Scheme, unless the context otherwise requires:

            "ASIC" means the Australian Securities and Investments Commission.

            "ASX" means Australian Stock Exchange Limited.

            "AUSTRALIA" means Australia and all of its external territories.

            "AUSTRALIAN LISTING CONDITION" means the Condition Precedent in clause 4.1(f)(ii) of the Implementation Deed.

            "BUSINESS DAY" has the meaning given in the Listing Rules.

            "CASH CONSIDERATION" has the meaning given in clause 5.1.

            "CDIS" has the meaning given in the Listing Rules.

            "CHESS" means the Clearing House Electronic Sub-register System for the transfer and registration of securities as operated by the Securities Clearing House authorised to do so by the Corporations Act.

            "CONDITIONS PRECEDENT" means the conditions precedent set out in clause 2.1.

            "CORPORATIONS ACT" means the Corporations Act 2001 (Commonwealth).

            "COURT" means the Supreme Court of South Australia.

            "COURT HEARING TIME" means the commencement of the hearing by the Court of the application for approval of the Scheme pursuant to section 411(4)(b) of the Corporations Act .

            "CONSTELLATION CDIS" means CDIs representing Constellation Shares.

            "CONSTELLATION SHARES" means shares of Class A common stock, par value US$0.01 per share, of Constellation.

            "CONSTELLATION SHARE PRICE" means the volume weighted average share price of Constellation Shares in US$ traded on the New York Stock Exchange during the Price Setting Period.

            "DEED POLL" means the deed poll dated [XXX] executed by Constellation in which, among other things, Constellation has covenanted in favour of the Scheme Shareholders to perform its obligations under the Scheme and to procure that Constellation Sub performs the obligations of Constellation Sub under the Scheme including the obligation to pay and issue the Scheme Consideration.

            "DEPOSITARY" means CHESS Depositary Nominees Pty Limited, a subsidiary of ASX, or such other depositary as the parties may agree in writing.

            "ELECTION" means a valid election made by a Scheme Shareholder as to the form of Scheme Consideration which that Scheme Shareholder wishes to receive in accordance with the form of election included with the Scheme Booklet.

            "ELIGIBLE SCHEME SHAREHOLDER" means a Scheme Shareholder other than a Foreign Scheme Shareholder or a US Scheme Shareholder.

            "EFFECTIVE DATE" means the date on which an office copy of the Scheme Order is lodged with ASIC pursuant to section 411(10) of the Corporations Act or, if an earlier date is specified in the Scheme Order for the coming into effect of the Scheme, that earlier date.

            "EXCLUDED HOLDER" means a person registered as the holder of Excluded Shares.

            "EXCLUDED SHARES" means any Shares held by any person on behalf of or for the benefit of Constellation or its Subsidiaries.

            "EXPLANATORY STATEMENT" means the explanatory statement of BRL Hardy in relation to the Scheme issued pursuant to section 412 of the Corporations Act which has been registered with ASIC.

            "FOREIGN SCHEME SHAREHOLDER" means a Scheme Shareholder whose address in the Register as at the Record Date is a place outside Australia, New Zealand, Hong Kong, Singapore, the United Kingdom or the United States.

            "IMPLEMENTATION DEED" means the Implementation Deed dated [XXX] 2003 between Constellation and BRL Hardy.

            "IMPLEMENTATION DATE" means the date which is 3 Business Days after the Record Date.

            "LISTING RULES" means the official listing rules of ASX.

            "NEW CONSTELLATION SHARES" means the Constellation Shares to be issued to Scheme Shareholders and to the Depositary under clause 5.5 as the Scrip Consideration.

            "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

            "PRICE SETTING PERIOD" means the last 10 full trading days of Constellation Shares on the New York Stock Exchange ending at least 72 hours prior to the Court Hearing Time.

            "RECORD DATE" means the date which is 5 Business Days after the Effective Date.

            "REGISTER" means the register of members of BRL Hardy maintained in accordance with the Corporations Act.

            "SCHEME" means this scheme of arrangement subject to any alterations or conditions made or required by the Court pursuant to section 411(6) of the Corporations Act.

            "SCHEME BOOKLET" means the information to be dispatched to the Shareholders including the Explanatory Statement, a report by the Independent Expert, a copy of the Scheme, the Deed Poll and the Implementation Deed and notices convening the Scheme Meeting (together with proxy forms) in such form as the parties may agree in writing.

            "SCHEME CONSIDERATION" means the consideration to be paid to Scheme Shareholders for the transfer to Constellation Sub of each Scheme Share, ascertained in accordance with clause 5.

            "SCHEME MEETING" means the meeting of Shareholders to be convened by the Court pursuant to section 411(1) of the Corporations Act in respect of the Scheme.

            "SCHEME ORDER" means the orders of the Court approving the Scheme pursuant to section 411(4) of the Corporations Act.

            "SCHEME SHAREHOLDER" means each person who is registered in the Register as the holder of Scheme Shares at 9.00 pm on the Record Date.

            "SCHEME SHARES" means the Shares on issue as at the Effective Date other than the Excluded Shares.

            "SCRIP CONSIDERATION" has the meaning given in clause 5.1.

            "SCRIP CONSIDERATION CAP" means 15,000,000 New Constellation Shares.

            "SCRIP ELECTION" has the meaning given in clause 5.5(a).

            "SHARES" means fully paid ordinary shares in the capital of BRL
            Hardy.

            "TERMINATION DATE" means 30 September 2003.

            "UNITED STATES" means the United States of America.

            "US SCHEME SHAREHOLDER" means a Scheme Shareholder whose address on the Register as at the Record Date is within the United States.

            "US LISTING CONDITIONS" means the Conditions Precedent in clauses 4.1(e) and 4.1(f)(ii) of the Implementation Deed.

1.2         INTERPRETATION

            In this Scheme:

            (a) headings are for convenience only and do not affect interpretation;

            and unless the context indicates a contrary intention:

            (b) a reference to any document (including this Scheme) is to that document as amended, varied, novated, ratified or replaced from time to time;

            (c) a reference to any statute or to any statutory provision includes any statutory modification or re-enactment of it or any statutory provision substituted for it, and all ordinances, by-laws, regulations, rules and statutory instruments (however described) issued or promulgated under it;

            (d)        words importing the singular include the plural (and
                        vice versa), and words indicating a gender include every other gender;

            (e) references to parties, clauses, schedules, exhibits or annexures are references to parties, clauses, schedules, exhibits and annexures to or of this Scheme, and a reference to this Scheme includes any schedule, exhibit or annexure to this Scheme;

            (f) where a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

            (g) the word "includes" in any form is not a word of limitation;

            (h) a reference to "$" or "dollar" is to Australian currency unless it is preceded by "US", in which case such reference is to United States currency; and

            (i) references to a particular time are to South Australian time.

--------------------------------------------------------------------------------
2.          CONDITIONS PRECEDENT

2.1         CONDITIONS PRECEDENT

            The Scheme is conditional on each of the following conditions precedent:

            (a) as at the Court Hearing Time all of the conditions precedent set out in clause 4.1 of the Implementation Deed have been satisfied or waived in accordance with the terms of the Implementation Deed;

            (b) as at the Court Hearing Time, the Implementation Deed has not been terminated;

            (c) the Scheme has been approved in accordance with section 411(4) of the Corporations Act at the Scheme Meeting; and

            (d) the Court has approved the Scheme pursuant to section 411(4) of the Corporations Act with or without modification,

            and the provisions of clauses 3, 4, 5 and 6 will be of no effect unless and until the Conditions Precedent are satisfied.

2.2         CERTIFICATE

            At the hearing by the Court of the application for the Scheme Order, Constellation and BRL Hardy will each provide to the Court a certificate confirming whether or not all of the conditions precedent in the Implementation Deed have been satisfied or waived or have ceased to have effect in accordance with the Implementation Deed.

2.3         TERMINATION OF IMPLEMENTATION DEED

            In the event that the Implementation Deed is terminated, each of BRL Hardy, Constellation and Constellation Sub are released from:

(a) any further obligation to take steps to implement the Scheme; and

(b) any liability with respect to the Scheme.

--------------------------------------------------------------------------------
3. LODGEMENT

            BRL Hardy must lodge with ASIC the Scheme Order by 5.00 pm on the Business Day following the date on which the Court approves the Scheme.

--------------------------------------------------------------------------------
4.          IMPLEMENTATION

4.1         TRANSFER OF SCHEME SHARES

            On the Implementation Date, all of the Scheme Shares will be transferred to Constellation Sub without the need for any further act by any Scheme Shareholder by BRL procuring the delivery of a transfer or transfers in respect of all of the Scheme Shares to the ASX Settlement and Transfer Corporation Pty Limited by a broker nominated in writing by Constellation Sub to effect a valid transfer of the Scheme Shares to Constellation Sub under section 1074D of the Corporations Act, or, if such procedure is not available for any reason, by:

            (a) BRL Hardy delivering to Constellation Sub a duly completed and executed share transfer form or forms to transfer all of the Scheme Shares to Constellation Sub;

            (b) Constellation Sub executing and delivering the share transfer form or forms to BRL Hardy; and

            (c) BRL Hardy entering the name of Constellation Sub in the Register as the holder of all of the Scheme Shares.

4.2         PAYMENT OF SCHEME CONSIDERATION

            Subject to clause 5.1(b), in consideration for the transfer to Constellation Sub of each Scheme Share on the Implementation Date, Constellation Sub will, within 5 Business Days after the Implementation Date:

            (a) pay to each Scheme Shareholder such amount of cash as is due to that Scheme Shareholder under clause 5 as Cash Consideration;

            (b) cause to be issued to each US Scheme Shareholder such number of New Constellation Shares as are due to that US Scheme Shareholder under clause 5 as Scrip Consideration; and

            (c) cause to be issued in accordance with clause 5.5 such number of New Constellation Shares as are due to the Eligible Scheme Shareholders under clause 5 as Scrip Consideration; and

            (d) cause to be issued in accordance with clause 5.6 such number of New Constellation Shares as are due to the Foreign Scheme Shareholders under clause 5 as Scrip Consideration.

--------------------------------------------------------------------------------
5.          SCHEME CONSIDERATION

5.1         FORMS OF SCHEME CONSIDERATION

            (a) Subject to clause 5.1(b), the Scheme Consideration in respect of each Scheme Share is either:

                 (i)    a cash amount of A$10.50 (the "CASH CONSIDERATION"); or

                 (ii) the number of New Constellation Shares calculated in accordance with clause 5.2 (the "SCRIP CONSIDERATION").

                        Each Scheme Shareholder is entitled to receive either Cash Consideration or Scrip Consideration in respect of each Scheme Share held by that Scheme Shareholder. The allocation of each Scheme Shareholder's entitlement to Scheme Consideration as between Cash Consideration and Scrip Consideration will be determined in accordance with clause 5.3.

            (b) If the US Listing Conditions are not satisfied by the date which is 5 Business Days before the Scheme Meeting or the Australian Listing Condition is not satisfied by 8.00 am on the Second Court Date then, in accordance with the terms of the Share Scheme, all Scheme Shareholders will receive Cash Consideration whether or not they have elected to receive Scrip Consideration.

5.2         CALCULATION OF SCRIP CONSIDERATION

            Subject to clause 5.5 the Scrip Consideration is the number of New Constellation Shares for each Scheme Share given by the following formula:

                 C x 10.50
            N =  ---------- where:
                    P

            N is the number of New Constellation Shares to be issued as consideration for each Scheme Share;

            P           is the Constellation Share Price in US$ provided that:

                        (a) if the Constellation Share Price is below US$22.50,
                            P is 22.50; and

                        (b) if the Constellation Share Price is above US$27.50,
                            P is 27.50;

            C is the average of the closing US$/A$ exchange rate as quoted by Bloomberg measured at midnight New York time for each full trading day in the Price Setting Period.

5.3         FORM OF SCHEME CONSIDERATION

            Subject to clause 5.1(b) the, form of Scheme Consideration to be paid to Scheme Shareholders will be determined in accordance with the following provisions of this clause 5.3:

            (a) each Scheme Shareholder who does not make an Election will receive Cash Consideration in respect of all of that Scheme Shareholder's Scheme Shares;

            (b) each Scheme Shareholder who makes an Election to receive all or part of the Scheme Consideration in the form of Cash Consideration will receive that part of the Scheme Consideration in the form of Cash Consideration;

            (c) subject to clause 5.6, each Scheme Shareholder who makes an Election to receive all or part of the Scheme Consideration in the form of Scrip Consideration will receive:

                 (i) such part of the Scheme Consideration to which that Scheme Shareholder is entitled as is ascertained in accordance with clause 5.4 in the form of Scrip Consideration; and

                 (ii) the balance of the Scheme Consideration to which that Scheme Shareholder is entitled in the form of Cash Consideration.

5.4         ALLOCATION OF SCRIP CONSIDERATION

            (a) If the aggregate number of New Constellation Shares which would be issued by Constellation pursuant to Elections to receive Scheme Consideration in the form of Scrip Consideration (a "SCRIP ELECTION") if all Scrip Elections were satisfied in full is less than or equal to the Scrip Consideration Cap then each Scheme Shareholder who has made a Scrip Election in respect of some or all of that Scheme Shareholder's Scheme Shares will receive Scrip Consideration in respect of all of the Scheme Shares in respect of which the Scrip Election is made.

            (b) If the aggregate number of New Constellation Shares which would be issued by Constellation pursuant to Scrip Elections if all Scrip Elections were satisfied in full exceeds the Scrip Consideration Cap then each Scheme Shareholder who has made a Scrip Election will receive Scrip Consideration in respect of such number of the Scheme Shares in respect of which the Scrip Election is made as is given by the following formula

                     C x E
                 S = -----
                       A

                 where:

                 S is the number of Scheme Shares in respect of which Scrip Consideration will be received by the Scheme Shareholder.

                 C is the number of New Constellation Shares comprising the Scrip Consideration Cap.

                 E is the number of Scheme Shares in respect of which a Scrip Election was made by the Scheme Shareholder.

                 A is the aggregate number of New Constellation Shares which would be issued by Constellation to Scheme Shareholders if all Scrip Elections were satisfied in full.

5.5         CONSTELLATION CDIS

            Where an Eligible Scheme Shareholder is entitled to Scrip Consideration in accordance with clause 5.3:

            (a) the number of New Constellation Shares which would otherwise be required to be issued to the Eligible Scheme Shareholder will not be issued to the Eligible Scheme Shareholder and will instead be issued to the Depositary to hold on trust for the Eligible Scheme Shareholder; and

            (b) Constellation Sub will cause to be issued to the Eligible Scheme Shareholder10 Constellation CDIs for each New

                 Constellation Share to which the Eligible Scheme Shareholder would be entitled under clause 5.2.

5.6         FOREIGN SCHEME SHAREHOLDERS

            If a Foreign Scheme Shareholder makes an Election to receive all or part of the Scheme Consideration in the form of Scrip Consideration then:

            (a) the New Constellation Shares which would otherwise be required to be issued to the Foreign Scheme Shareholder will not be issued to the Foreign Scheme Shareholder and will instead be issued to a nominee appointed by Constellation;

            (b) Constellation will cause the nominee to offer for sale on the open market within 5 Business Days after the Implementation Date all of the New Constellation Shares issued to the nominee under this clause 5.6 in such manner, at such price and on such other terms as the nominee shall determine and to remit to Constellation the proceeds of sale (after deducting brokerage, taxes and other costs of sale) (the "PROCEEDS") ; and

            (c) Constellation will pay to each Foreign Shareholder such fraction of the Proceeds as is equal to the number of New Constellation Shares which would have been issued to the Foreign Shareholder but for the application of this clause 5.6 divided by the total number of New Constellation Shares issued to the nominee under this clause 5.6.

5.7         FRACTIONAL ENTITLEMENTS

            If a fractional entitlement to a New Constellation Share arises from the calculation of the Scheme Consideration in respect of a Scheme Shareholder, then any such fractional entitlement to a New Constellation Share shall be rounded down to the nearest whole number of New Constellation Shares, as the case may be, and all fractional entitlements will be paid in the form of Cash Consideration. Any Cash Consideration payable under this clause 5.7 will be calculated by multiplying the fractional entitlement to a New Constellation Share by the Constellation Share Price converted into Australian dollars using the exchange rate referred to in clause 5.2.

5.8         CURRENCY OF CASH CONSIDERATION

            All Cash Consideration payable to Scheme Shareholders other than any payments made pursuant to clause 5.6 must be paid by cheque drawn in Australian dollars.

5.9         JOINT HOLDERS

            In the case of Scheme Shares held in joint names:

            (a) any cheque required to be paid to Scheme Shareholders shall be payable to the joint holders and be forwarded to the holder whose name appears first in the Register on the Record Date; and

            (b) any stock certificates and uncertificated holding statements for Constellation Shares or Constellation CDIs to be issued to Scheme Shareholders shall be issued in the names of the joint holders and forwarded to the holder whose name appears first in the Register as at the Record Date.

--------------------------------------------------------------------------------
6.          ISSUE AND TRADING

6.1         ISSUE

            (a) The New Constellation Shares will be duly and validly issued in accordance with the Delaware General Corporation Law and Constellation's Restated Certificate of Incorporation and By-Laws, will be fully paid and non-assessable and will rank pari passu in all respects with all other Constellation Shares then issued and outstanding.

            (b) The obligation of Constellation Sub to issue New Constellation Shares to US Scheme Shareholders shall be satisfied by Constellation Sub:

                 (i) on the Implementation Date causing the name of each US Scheme Shareholder entitled to receive New Constellation Shares to be entered on the stock ledger of Constellation as the holder of the New Constellation Shares issued to that US Scheme Shareholder; and

                 (ii) within 5 Business Days after the Implementation Date procuring the dispatch to each US Scheme Shareholder by ordinary mail to the address of that US Scheme Shareholder recorded in the Register as at the Record Date a stock certificate in the name of that US Scheme Shareholder representing the number of New Constellation Shares issued to that US Scheme Shareholder.

            (c) The obligation of Constellation Sub to issue New Constellation Shares to Eligible Scheme Shareholders shall be satisfied by Constellation Sub:

                 (i) on the Implementation Date causing the name of the Depositary to be entered on the stock ledger of Constellation as the holder of the New Constellation Shares issued to the Depositary to hold on trust for Eligible Scheme Shareholders entitled to New Constellation Shares; and

                 (ii) on the Implementation Date procuring the dispatch to the Depositary by express delivery a stock certificatein the name of the Depositary representing the New Constellation Shares issued to the Depositary;

                 (iii) within 5 Business Days after the Implementation Date causing the name of each Eligible Scheme Shareholder to be entered on the records maintained by the Depositary as the holder of the Constellation CDIs issued to that Eligible Scheme Shareholder; and

                 (iv) within 5 Business Days after the Implementation Date procuring the dispatch to each Eligible Scheme Shareholder by ordinary mail to the address of that Eligible Scheme Shareholder recorded in the Register as at the Record Date an uncertificated holding statement in the name of that Eligible Scheme Shareholder representing the number of Constellation CDIs issued to that Eligible Scheme Shareholder.

            (d) The Scheme Shareholders who elect to receive Scrip Consideration agree to be bound by the Restated Certificate of Incorporation and By-Laws of Constellation.

            (e) Each Scheme Shareholder shall be deemed to have irrevocably appointed Constellation Sub and each of its directors and officers (jointly and severally) as its attorneys for the purpose of executing any form of application required for the New Constellation Shares or the Constellation CDIs.

6.2         TRADING

            Constellation will use its best endeavours to procure that:

            (a) the New Constellation Shares to be listed on the New York Stock Exchange; and

            (b)  the Constellation CDIs to be listed on ASX

            will be listed for quotation with effect from the Business Day following the Effective Date, initially on a deferred settlement basis and thereafter on an ordinary settlement basis.

--------------------------------------------------------------------------------
7.          DEALINGS IN SHARES

7.1         DEALINGS ON OR PRIOR TO RECORD DATE

            (a) For the purpose of establishing who are Scheme Shareholders, dealings in Shares will be recognised provided that:

                 (i) in the case of dealings of the type to be effected using CHESS, the transferee is registered in the Register as a holder of the relevant Shares by 9.00 pm on the Record Date; and

                 (ii) in all other cases, registrable transfers or transmission applications in respect of those dealings are received at or before 9.00 pm on the Record Date at the place where the Register is kept.

            (b) BRL Hardy must register transfers or transmission applications of the type referred to in clause 7.1(a)(ii) by 9.00 pm on the Record Date. BRL Hardy will not accept for registration or recognise for any purpose any transmission application or transfer in respect of Shares received after 9.00 pm on the Record Date (other than the transfer referred to in clause 4.1).

7.2         DEALINGS AFTER RECORD DATE

            (a) For the purpose of determining entitlements to the Scheme Consideration, BRL Hardy will, until the Scheme Consideration has been paid and issued in accordance with this Scheme, maintain the Register in accordance with the provisions of this clause 7 and the Register in this form will solely determine entitlements to the Scheme Consideration. As from 9.00 pm on the Record Date, each entry current on the Register relating to Scheme Shares will cease to be of any effect other than as evidence of entitlement to the Scheme Consideration in respect of the Scheme Shares relating to that entry.

            (b) All certificates and statements of holding for Scheme Shares shall from 9.00 pm on the Record Date cease to have any effect as documents of title in respect of such Scheme Shares other than for the purpose of registering dealings in the Shares in accordance with clause 7.1.

7.3         PROVISION OF INFORMATION

            BRL Hardy must give to Constellation, no less than one Business Day prior to the Implementation Date, details of the names, registered addresses and holdings of Scheme Shares of every Scheme Shareholder as shown in the Share Register at 9.00 pm on the Record Date, such details to be provided in such form as Constellation may reasonably require.

--------------------------------------------------------------------------------
8.          GENERAL SCHEME PROVISIONS

            (a) If the Court proposes to approve the Scheme subject to any alterations or conditions, BRL Hardy may by its counsel consent on behalf of all persons concerned to those alterations or conditions to which Constellation has previously consented in writing.

            (b) BRL Hardy must use its best endeavours to enforce the Implementation Deed.

            (c) Where a notice, transfer, transmission application, direction or other communication referred to in the Scheme is sent by post to BRL Hardy, it shall not be deemed to be received in the ordinary course of post on a date other than the date (if any) on which it is actually received at BRL Hardy's registered office.

            (d) Each Scheme Shareholder is deemed to have warranted to Constellation and to Constellation Sub that all such Scheme Shareholders' Scheme Shares transferred to Constellation Sub under the Scheme will as at the date of the transfer be fully paid and free from all mortgages, charges, liens, encumbrances pledges, security interests and other interests of third parties of any kind, whether legal or otherwise, that will bind Constellation Sub and that such Scheme Shareholder has full power and capacity to sell and to transfer such Scheme Shareholder's Scheme Shares to Constellation Sub under the Scheme.

            (e) The Scheme Shares transferred to Constellation Sub under the Scheme will be transferred to Constellation Sub free from all mortgages, charges, liens, encumbrances pledges, security interests and other interests of third parties of any kind, whether legal or otherwise, that will bind Constellation Sub but together with an entitlement to all dividends and other distributions declared or paid on the Scheme Shares after the Effective Date.

            (f) Pending registration of the transfer by BRL Hardy of Constellation Sub in the Register as the holder of the Scheme
                 Shares:

                 (i) Constellation Sub will be beneficially entitled to the Scheme Shares to be transferred to it under clause 4.1; and

                 (ii) each Scheme Shareholder is deemed to have appointed Constellation Sub as its sole proxy, and, where appropriate, its corporate representative, to attend shareholders' meetings, exercise the votes attached to the Scheme Shares registered in such Scheme Shareholder's name and sign any shareholders' resolution and no Scheme Shareholder may itself attend or vote at any such meetings or sign any resolutions, whether in person or by proxy or corporate representative.

            (g) The Scheme Shareholders consent to BRL Hardy doing all things necessary or incidental to the implementation of the Scheme and the Scheme binds BRL Hardy and all of the Scheme Shareholders (including those who do not attend the Scheme Meeting or vote at the Scheme Meeting).

            (h) BRL Hardy will execute all documents and do all acts and things necessary for the implementation and performance of its obligations under the Scheme.

            (i) Each Scheme Shareholder, without the need for any further act, irrevocably appoints BRL Hardy and all of its directors and officers (jointly and severally) as its attorney and agent for the purpose of executing any document necessary to give effect to the Scheme (including, but without limitation, a proper instrument of transfer of its Scheme Shares for the purposes of section 1091 of the Corporations Act (which may be a master transfer of all the Scheme Shares, executed for and on behalf of each Scheme Shareholder in relation to its Scheme Shares)).

            (j)  Constellation Sub will pay:

                 (i) all stamp duties in relation to this Scheme, the implementation of the Scheme, the transfer of the Scheme Shares and the issuance of New Constellation Shares and Constellation CDIs except to the extent of any stamp duties which are or become payable as a result of BRL Hardy's failure to comply with its obligations under clause 8.1(q) of the Implementation Deed which stamp duties must be paid by BRL Hardy; and

                 (ii) all filing, application or similar fees due in relation to this Scheme.

            (k) The governing law of the Scheme is the law of the State of South Australia provided that the law governing the New Constellation Shares and their issuance will be the law of the State of Delaware.



DATED       2003

--------------------------------------------------------------------------------
4.          SCHEDULE 4 - OPTION SCHEME

                                                                     CLAYTON UTZ

--------------------------------------------------------------------------------











BRL HARDY LIMITED (ACN 008 273 907)
BRL Hardy

THE HOLDERS OF CERTAIN OPTIONS TO SUBSCRIBE FOR SHARES IN THE CAPITAL
OF BRL HARDY
Employee Option Holders







SCHEME OF ARRANGEMENT



                                   CLAYTON UTZ
                                     LAWYERS
          Levels 22-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
                   PO Box H3 Australia Square Sydney NSW 1215
                               www.claytonutz.com
                    Tel + 61 2 9353 4000 Fax + 61 2 8220 6700

            SYDNEY . MELBOURNE . BRISBANE . PERTH . CANBERRA . DARWIN

                   Liability limited by the Solicitors Scheme,
            approved under the Professional Standards Act 1994 (NSW)

SCHEME OF ARRANGEMENT


1.          DEFINITIONS AND INTERPRETATIONS...................................1
--          -------------------------------

            1.1         Definitions...........................................1
            ---         -----------
            1.2         Interpretation........................................2
            ---         --------------

2.          CONDITIONS PRECEDENT..............................................3
--          --------------------

            2.1         Conditions Precedent..................................3
            ---         --------------------
            2.2         Certificate...........................................3
            ---         -----------
            2.3         Termination of Implementation Deed....................3
            ---         ----------------------------------

3.          LODGEMENT.........................................................4
--          ---------


4.          IMPLEMENTATION....................................................4
--          --------------

            4.1         Cancellation of Scheme Options........................4
            ---         ------------------------------
            4.2         Payment of Scheme Consideration.......................4
            ---         -------------------------------

5.          CONSIDERATION.....................................................4
--          -------------

            5.1         Calculation of Scheme Consideration...................4
            ---         -----------------------------------
            5.2         Currency of Payment...................................4
            ---         -------------------

6.          GENERAL SCHEME PROVISIONS.........................................4
--          -------------------------

PARTIES BRL HARDY LIMITED, ACN 008 273 907 of Reynella Road, Reynella, 5161, Australia ("BRL HARDY")

                        THE HOLDERS OF OPTIONS to subscribe for ordinary shares in the capital of BRL Hardy under the Employee Option Plan ("EMPLOYEE OPTION HOLDERS").

RECITALS

A.          BRL Hardy is a public company incorporated in the State of South
            Australia.

B. BRL Hardy and Constellation Brands, Inc. ("CONSTELLATION") have entered into the Implementation Deed pursuant to which BRL Hardy has agreed to propose this Scheme to the Employee Option Holders and each of BRL Hardy and Constellation have agreed to execute all documents and do all things necessary or desirable to be executed or done by BRL Hardy or Constellation, and Constellation has agreed to procure that ACN 103 362 232 Pty Limited, ACN 103 362 232 ("CONSTELLATION SUB") execute all documents and do all things necessary or desirable to be executed or done by Constellation Sub, to give effect to this Scheme.

C. If this Scheme becomes Effective then all of the Employee Options will be cancelled and BRL Hardy will pay the Option Scheme Consideration to the Scheme Option Holders.

--------------------------------------------------------------------------------
1.          DEFINITIONS AND INTERPRETATIONS

1.1         DEFINITIONS

            In this Scheme, unless the context otherwise requires:

            "ASIC" means the Australian Securities and Investments Commission.

            "ASX" means Australian Stock Exchange Limited.

            "BUSINESS DAY" has the meaning given in the Listing Rules.

            "CONDITIONS PRECEDENT" means the conditions precedent set out in clause 2.1.

            "CORPORATIONS ACT" means the Corporations Act 2001 (Commonwealth).

            "COURT" means the Supreme Court of South Australia.

            "COURT HEARING TIME" means the commencement of the hearing by the Court of the application for approval of the Scheme pursuant to section 411(4)(b) of the Corporations Act .

            "EFFECTIVE DATE" means the date on which an office copy of the Scheme Order is lodged with ASIC pursuant to section 411(10) of the Corporations Act or, if an earlier date is specified in the Scheme Order for the coming into effect of the Scheme, that earlier date.

            "EMPLOYEE OPTIONS" means options to subscribe for ordinary shares in the capital of BRL Hardy granted pursuant to the Employee Option Plan.

            "EMPLOYEE OPTION PLAN" means the BRL Hardy Employee Option Plan.

            "EXERCISE PRICE" means, in relation to any Employee Option, the price payable on exercise of that Employee Option under the terms of grant of that Employee Option.

            "EXPLANATORY STATEMENT" means the explanatory statement of BRL Hardy in relation to the Scheme issued pursuant to section 412 of the

            Corporations Act which has been registered with ASIC.

            "IMPLEMENTATION DEED" means the Implementation Deed dated [XXX] 2003 between Constellation and BRL Hardy.

            "IMPLEMENTATION DATE" means the date which is 3 Business Days after the Record Date.

            "LISTING RULES" means the official listing rules of ASX.

            "RECORD DATE" means the date which is 5 Business Days after the Effective Date.

            "REGISTER" means the BRL Hardy register of Employee Option Holders.

            "RESOLUTION" means a resolution of the Shareholders under section 260B(1) of the Corporations Act approving the payments to be made by BRL Hardy under the Option Scheme.

            "SCHEME" means this scheme of arrangement subject to any alterations or conditions made or required by the Court pursuant to section 411(6) of the Corporations Act.

            "SCHEME CONSIDERATION" means the consideration to be paid to Scheme Option Holders for the cancellation of each Scheme Option, calculated in accordance with clause 5.

            "SCHEME MEETING" means the meeting of Employee Option Holders to be convened by the Court pursuant to section 411(1) of the Corporations Act in respect of the Scheme.

            "SCHEME OPTIONS" means the Employee Options on issue as at the Effective Date.

            "SCHEME OPTION HOLDER" means each person who is registered in the Register as the holder of Scheme Options as at 9.00 pm on the Record Date.

            "SCHEME ORDER" means the orders of the Court approving the Scheme pursuant to section 411(4) of the Corporations Act.

            "SHAREHOLDER MEETING" means the meeting of Shareholders to be convened immediately after the Scheme Meeting to consider the Resolution.

            "SHAREHOLDERS" means the holders of ordinary shares in the capital of BRL Hardy.

            "SHARE SCHEME" means the scheme of arrangement under part 5.1 of the Corporations Act between BRL Hardy and the Shareholders as at the Record Date (other than persons holding such shares on behalf of or for the benefit of Constellation or its Subsidiaries).

            "TERMINATION DATE" means 30 September 2003.

1.2         INTERPRETATION

            In this Scheme:

            (a) headings are for convenience only and do not affect interpretation;

            and unless the context indicates a contrary intention:

            (b) a reference to any document (including this Scheme) is to that document as amended, varied, novated, ratified or replaced from time to time;

            (c) a reference to any statute or to any statutory provision includes any statutory modification or re-enactment of it or any statutory provision substituted for it, and all ordinances, by-laws, regulations, rules and statutory instruments (however described) issued or promulgated under it;

            (d) words importing the singular include the plural (and vice versa), and words indicating a gender include every other gender;

            (e) references to parties, clauses, schedules, exhibits or annexures are references to parties, clauses, schedules, exhibits and annexures to or of this Scheme, and a reference to this Scheme includes any schedule, exhibit or annexure to this Scheme;

            (f) where a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

            (g)  the word "includes" in any form is not a word of limitation;

            (h)  a reference to "$" or "dollar" is to Australian currency; and

            (i)  references to a particular time are to South Australian time.

--------------------------------------------------------------------------------
2.          CONDITIONS PRECEDENT

2.1         CONDITIONS PRECEDENT

            The Scheme is conditional on each of the following conditions precedent:

            (a) as at the Court Hearing Time all of the conditions precedent set out in clause 4.1 of the Implementation Deed have been satisfied or waived in accordance with the terms of the Implementation Deed;

            (b) as at the Court Hearing Time, the Implementation Deed has not been terminated;

            (c) the Scheme has been approved in accordance with section 411(4) of the Corporations Act at the Scheme Meeting;

            (d)  the Resolution has been passed at the Shareholder Meeting;

            (e) the Court has approved the Share Scheme pursuant to section 411(1) of the Corporations Act with or without modification; and

            (f) the Court has approved the Scheme pursuant to section 411(4) of the Corporations Act with or without modification,

            and the provisions of clauses 3, 4 and 5 will be of no effect unless and until the Conditions Precedent are satisfied.

2.2         CERTIFICATE

            At the hearing by the Court of the application for the Scheme Order, Constellation and BRL Hardy will each provide to the Court a certificate confirming whether or not all of the conditions precedent in the Implementation Deed have been satisfied or waived in accordance with the Implementation Deed.

2.3         TERMINATION OF IMPLEMENTATION DEED

            In the event that the Implementation Deed is terminated, each of BRL Hardy, Constellation and Constellation Sub are released from:

            (a)  any further obligation to take steps to implement the Scheme;
                 and

            (b)  any liability with respect to the Scheme.

--------------------------------------------------------------------------------
3.          LODGEMENT

            (a) BRL Hardy must lodge with ASIC on the date on which the Resolution is passed the Resolution together with a notice in the form required by section 260B(6) of the Corporations Act.

            (b) BRL Hardy must lodge with ASIC the Scheme Order by 5.00 p.m on the Business Day following the date on which the Court approves the Scheme.

--------------------------------------------------------------------------------
4.          IMPLEMENTATION

4.1         CANCELLATION OF SCHEME OPTIONS

            On the Implementation Date, all of the Scheme Options and all rights and entitlements attaching to the Scheme Options will be cancelled without the need for any further act by any Scheme Option Holder.

4.2         PAYMENT OF SCHEME CONSIDERATION

            In consideration for the cancellation of the Scheme Options BRL Hardy will pay to each Scheme Option Holder the Scheme Consideration on the later of Implementation Date and the date which is 14 days after the Resolution is lodged with ASIC.

--------------------------------------------------------------------------------
5.          CONSIDERATION

5.1         CALCULATION OF SCHEME CONSIDERATION

            The Scheme Consideration in respect of each Scheme Option is:

            (a) the cash amount of $10.50 less the Exercise Price for that Scheme Option; and

            (b) in the case of any Scheme Option which was on issue as at 19 September 2001, an additional cash amount of $0.12.

5.2         CURRENCY OF PAYMENT

            All Scheme Consideration payable to Scheme Option Holders must be paid by cheque drawn in Australian dollars.

--------------------------------------------------------------------------------
6.          GENERAL SCHEME PROVISIONS

            (a) If the Court proposes to approve the Scheme subject to any alterations or conditions, BRL Hardy may by its counsel consent on behalf of all persons concerned to those alterations or conditions to which Constellation has previously consented in writing.

            (b) BRL Hardy must use its best endeavours to enforce the Implementation Deed.

            (c) Where a notice, transfer, transmission application, direction or other communication referred to in the Scheme is sent by post to BRL Hardy, it shall not be deemed to be received in the ordinary course of post on a date other than the date (if any) on which it is actually received at BRL Hardy's registered office.

            (d) The Scheme Option Holders consent to BRL Hardy doing all things necessary or incidental to the implementation of the Scheme and the Scheme binds BRL Hardy and all of the Scheme Option Holders (including those who do not attend the Scheme Meeting or vote at the Scheme Meeting).

            (e) BRL Hardy will execute all documents and do all acts and things necessary for the implementation and performance of its obligations under the Scheme.

            (f) Each Scheme Option Holder, without the need for any further act, irrevocably appoints BRL Hardy and all of its directors and officers (jointly and severally) as its attorney and agent for the purpose of executing any document necessary to give effect to the Scheme.

            (g) BRL Hardy shall pay all stamp duties and filing, application or similar fees due in relation to this Scheme, the implementation of the Scheme and the cancellation of the Scheme Options.

            (h) The governing law of the Scheme is the law of the State of South Australia.



DATED            2003

--------------------------------------------------------------------------------
5.          SCHEDULE 5 - DEED POLL

                                                                     CLAYTON UTZ

--------------------------------------------------------------------------------






CONSTELLATION BRANDS, INC.
Constellation

THE SCHEME SHAREHOLDERS
As defined in the Implementation Deed referred to in this Deed Poll



DEED POLL



                                   CLAYTON UTZ
                                     LAWYERS
          Levels 22-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
                   PO Box H3 Australia Square Sydney NSW 1215
                               www.claytonutz.com
                    Tel + 61 2 9353 4000 Fax + 61 2 8220 6700
               OUR REF - 126/618/21723613 CONTACT - JONATHAN SWAIN


            SYDNEY . MELBOURNE . BRISBANE . PERTH . CANBERRA . DARWIN

                   Liability limited by the Solicitors Scheme,
            approved under the Professional Standards Act 1994 (NSW)

TABLE OF CONTENTS


1.          DEFINITIONS AND INTERPRETATION.....................................1
--          ------------------------------

            1.1         Definitions............................................1
            ---         -----------
            1.2         Interpretation.........................................1
            ---         --------------

2.          NATURE OF DEED POLL................................................2
--          -------------------


3.          CONDITIONS PRECEDENT...............................................2
--          --------------------

            3.1         Conditions precedent...................................2
            ---         --------------------
            3.2         Termination............................................2
            ---         -----------
            3.3         Consequences of termination............................2
            ---         ---------------------------

4.          PAYMENT OF SHARE SCHEME CONSIDERATION..............................2
--          -------------------------------------

            4.1         Payment obligations....................................2
            ---         -------------------
            4.2         Satisfaction of Cash Consideration.....................3
            ---         ----------------------------------
            4.3         Satisfaction of Scrip Consideration....................3
            ---         -----------------------------------
            4.4         Joint holders..........................................3
            ---         -------------

5.          WARRANTIES.........................................................4
--          ----------


6.          CONTINUING OBLIGATIONS.............................................4
--          ----------------------


7.          STAMP DUTY.........................................................4
--          ----------


8.          NOTICES............................................................4
--          -------

            8.1         Notice details.........................................4
            ---         --------------
            8.2         Delivery...............................................5
            ---         --------

9.          GENERAL............................................................5
--          -------

            9.1         Cumulative rights......................................5
            ---         -----------------
            9.2         Waiver and variation...................................5
            ---         --------------------

10.         ASSIGNMENT.........................................................5
---         ----------


11.         GOVERNING LAW AND JURISDICTION.....................................5
---         ------------------------------

DEED POLL MADE ON                               2003

BY CONSTELLATION BRANDS, INC. of 300 WillowBrook Office Park, Fairport, NY 14450, United States
                        ("CONSTELLATION")

IN FAVOUR OF:           THE SCHEME SHAREHOLDERS as defined in the Implementation
                        Deed

RECITALS

A. BRL Hardy Limited, ACN 008 273 907 ("BRL HARDY") and Constellation have entered into an Implementation Deed dated [XXX] 2003
            (the "IMPLEMENTATION DEED").

B. In the Implementation Deed, Constellation agreed to execute all documents and do all things necessary or desirable to be executed or done by Constellation to give effect to the Share Scheme and the Scheme Orders and to procure that ACN 103 362 232 Pty Limited, ACN 103 362 232 ("CONSTELLATION SUB") execute all documents and do all things necessary or desirable to be executed or done by Constellation Sub to give effect to the Share Scheme and the Scheme Orders and in particular agreed, subject to the satisfaction of certain conditions, to procure that Constellation Sub pay the Share Scheme Consideration to the Scheme Shareholders.

C. Constellation is entering into this Deed Poll for the purpose of covenanting in favour of the Scheme Shareholders to perform its obligations under the Implementation Deed.

THIS DEED POLL PROVIDES

--------------------------------------------------------------------------------
1.          DEFINITIONS AND INTERPRETATION

1.1         DEFINITIONS

            Terms defined in the Implementation Deed or the Share Scheme have the same meaning when used in this Deed Poll.

1.2         INTERPRETATION

            In this Deed Poll:

            (a) headings are for convenience only and do not affect interpretation;

            and unless the context indicates a contrary intention:

            (b) a reference to any document (including this Deed Poll) is to that document as amended, varied, novated, ratified or replaced from time to time;

            (c) a reference to any statute or to any statutory provision includes any statutory modification or re-enactment of it or any statutory provision substituted for it, and all ordinances, by-laws, regulations, rules and statutory instruments (however described) issued or promulgated under it;

            (d) words importing the singular include the plural (and vice versa), and words indicating a gender include every other gender;

            (e) references to parties, clauses, schedules, exhibits or annexures are references to parties, clauses, schedules, exhibits and annexures to or of this Deed Poll, and a reference to this Deed Poll includes any schedule, exhibit or annexure to this Deed Poll;

            (f) where a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

            (g)  the word "includes" in any form is not a word of limitation;

            (h) a reference to "$" or "dollar" is to Australian currency, unless it is preceded by "US", in which case such reference is to United States currency.

--------------------------------------------------------------------------------
2.          NATURE OF DEED POLL

            Constellation acknowledges that this Deed Poll may be relied on and enforced by any Scheme Shareholder in accordance with its terms even though the Scheme Shareholders are not party to it.

--------------------------------------------------------------------------------
3.          CONDITIONS PRECEDENT

3.1         CONDITIONS PRECEDENT

            Constellation's obligations under clause 4 are subject to the Share Scheme coming into effect pursuant to section 411(10) of the Corporations Act.

3.2         TERMINATION

            The obligations of Constellation under this Deed Poll to Scheme Shareholders will automatically terminate and the terms of this Deed Poll will be of no further force or effect if the Implementation Deed is terminated in accordance with its terms prior to the occurrence of the Effective Date for the Share Scheme.

3.3         CONSEQUENCES OF TERMINATION

            If this Deed Poll is terminated under this clause 3 then in addition and without prejudice to any other rights, powers or remedies available to them, Constellation is released from its obligations to further perform this Deed except the obligations contained in clause 7 and any other obligations which by their nature survive termination.

--------------------------------------------------------------------------------
4.          PAYMENT OF SHARE SCHEME CONSIDERATION

4.1         PAYMENT OBLIGATIONS

            Subject to clause 3, Constellation must procure that in consideration of the transfer of the Scheme Shares to Constellation Sub, Constellation Sub will, within 5 Business Days after the Implementation Date:

            (a) pay to each Scheme Shareholder such amount of cash as is due to that Scheme Shareholder under the terms of the Share Scheme as Cash Consideration;

            (b) cause to be issued to each US Scheme Shareholder such number of New Constellation Shares as are due to that Scheme Shareholder under the terms of the Share Scheme as Scrip Consideration; and

            (c) cause to be issued in accordance with the terms of the Share Scheme such number of New Constellation Shares as are due to the Eligible Scheme Shareholders under the terms of the Share Scheme as Scrip Consideration.

4.2         SATISFACTION OF CASH CONSIDERATION

            Constellation must procure that:

            (a) the obligations of Constellation Sub to pay the Cash Consideration to each Scheme Shareholder entitled to Cash Consideration are satisfied within 5 Business Days after the Implementation Date by Constellation Sub dispatching or procuring the dispatch to that Scheme Shareholder by ordinary mail to the address of the Scheme Shareholder recorded in the Register at the Record Date a cheque for the Cash Consideration due to that Scheme Shareholder under the terms of the Share Scheme; and

            (b) all cheques payable to Scheme Shareholders are drawn in Australian dollars.

4.3         SATISFACTION OF SCRIP CONSIDERATION

            Constellation must procure that the obligations of Constellation Sub to pay the Scrip Consideration to each Scheme Shareholder entitled to Scrip Consideration are satisfied by Constellation Sub:

            (a)  on the Implementation Date:

                        (i) causing the name of each US Scheme Shareholder so entitled to be entered on the stock ledger of Constellation as the holder of the New Constellation Shares issued to that US Scheme Shareholder;

                        (ii) causing the name of the Depositary to be entered on the stock ledger of Constellation as the holder of the New Constellation Shares issued to the Depositary to hold on trust for Eligible Scheme Shareholders entitled to New Constellation Shares; and

                        (iii) procuring the dispatch to the Depositary by express delivery a stock certificate in the name of the Depositary representing the New Constellation Shares issued to the Depositary; and

            (b)  within 5 Business Days after the Implementation Date:

                        (i) procuring the dispatch to each US Scheme Shareholder so entitled by ordinary mail to the address of that US Scheme Shareholder recorded in the Register as at the Record Date a stock certificate in the name of that US Scheme Shareholder representing the number of new Constellation Shares issued and allotted to that US Scheme Shareholder;

                        (ii) causing the name of each Eligible Scheme Shareholder to be entered on the records maintained by the Depositary as the holder of the Constellation CDIs issued to that Eligible Scheme Shareholder; and

                        (iii) procuring the dispatch to each Eligible Scheme Shareholder so entitled by ordinary mail to the address of that Eligible Scheme Shareholder recorded in the Register as at the Record Date an uncertificated holding statement in the name of that Eligible Scheme Shareholder representing the number of Constellation CDIs to be issued to that Eligible Scheme Shareholder.

4.4         JOINT HOLDERS

            In the case of Scheme Shares held in joint names:

--------------------------------------------------------------------------------
            (a) any cheque required to be paid to Scheme Shareholders shall be payable to the joint holders and be forwarded to the holder whose name appears first in the Register on the Record Date; and

            (b) any stock certificates and uncertificated holding statements for Constellation Shares or Constellation CDIs to be issued to Scheme Shareholders shall be issued in the names of the joint holders and forwarded to the holder whose name appears first in the Register as at the Record Date.

--------------------------------------------------------------------------------
5.          WARRANTIES

            Constellation represents and warrants that:

            (a) Constellation is a corporation validly existing under the laws of the State of Delaware;

            (b) Constellation Sub is a corporation validly existing under the laws of Australia and is an indirect wholly owned Subsidiary of Constellation;

            (c) Constellation has the corporate power to enter into and perform its obligations under this Deed Poll and to carry out the transactions contemplated by this Deed Poll to be carried out by Constellation;

            (d) Constellation Sub has the corporate power to carry out the transactions contemplated by this Deed Poll to be carried out by Constellation Sub;

            (e) Constellation has taken or will take all necessary corporate action to authorise its entry into this Deed Poll and has taken or will take all necessary corporate action to authorise the performance of this Deed Poll by Constellation and to carry out the transactions contemplated by this Deed Poll to be carried out by Constellation; and

            (f) Constellation Sub has taken or will take all necessary corporate action to carry out the transactions contemplated by this Deed Poll to be carried out by Constellation Sub; and

            (g) this Deed Poll has been duly and validly executed and delivered by Constellation and is a valid and binding obligation of Constellation.

--------------------------------------------------------------------------------
6.          CONTINUING OBLIGATIONS

            This Deed Poll is irrevocable and subject to clause 3 remains in full force and effect until the earlier of Constellation having completely performed its obligations under this Deed Poll or the termination of this Deed Poll under clause 3.

--------------------------------------------------------------------------------
7.          STAMP DUTY

            Constellation must pay all stamp duty imposed on this Deed Poll.

--------------------------------------------------------------------------------
8.          NOTICES

8.1         NOTICE DETAILS

            A notice, consent, request or any other communication to Constellation under this Deed Poll must be in writing and must be left at the address of Constellation, as the case may be, or sent by prepaid post (airmail if posted to or from a place outside Australia) to the address of Constellation as the case may be, or sent by facsimile to the facsimile number of Constellation, as the case may be, specified below or any other address or facsimile number the addressee requests in writing.

            Constellation Brands, Inc.
            Attention:     Thomas J. Mullin, General Counsel
            Address:       300 WillowBrook Office Park, Fairport, NY 14450,
                           United States
            Facsimile:     +1 585 212 6225

8.2         DELIVERY

            A notice, consent, request or any other communication is taken to be received:

            (a) if by delivery, when it is delivered unless it is delivered on a day other than a Business Day in which case it is taken to be received by 9.00 am on the next Business Day;

            (b) if a letter, three days after posting (seven, if posted to or from a place outside Australia); and

            (c) if a facsimile, at the time of dispatch if the sender receives a transmission report which confirms that the facsimile was sent in its entirety to the facsimile number of the recipient.

--------------------------------------------------------------------------------
9.          GENERAL

9.1         CUMULATIVE RIGHTS

            The rights, powers and remedies of Constellation and, the Scheme Shareholders under this Deed Poll are cumulative with the rights, powers or remedies provided by law independently of this Deed Poll.

9.2         WAIVER AND VARIATION

            (a) A provision or a right under this Deed Poll may not be waived except in writing signed by the Person granting the waiver.

            (b) A provision of this Deed Poll may not be amended or varied unless the amendment or variation is agreed to by BRL Hardy in which event Constellation will enter into a further Deed Poll in favour of the Scheme Shareholders giving effect to such amendment or variation.

--------------------------------------------------------------------------------
10.         ASSIGNMENT

            The rights and obligations of a Person under this Deed Poll are personal. They may not be assigned, charged or otherwise dealt with, and no Person shall attempt or purport to do so.

--------------------------------------------------------------------------------
11.         GOVERNING LAW AND JURISDICTION

            (a) This Deed Poll is governed by the laws of the state of South Australia provided that the law governing the New Constellation Shares and their issuance will be the law of the State of Delaware.

            (b) Constellation irrevocably submits to the non-exclusive jurisdiction of the courts of South Australia.

EXECUTED as a deed poll.







EXECUTED by CONSTELLATION BRANDS, INC. by or in the presence of:





-----------------------------------      ---------------------------------------

Signature of Director                    Signature of Secretary/other Director



-----------------------------------      ---------------------------------------

Name of Director in full                Name of Secretary/other Director in full

--------------------------------------------------------------------------------
6.          SCHEDULE 6 - MATERIAL CONTRACTS

            ACI glass supply agreement

            Amcor packaging agreement

            Barossa Valley Estate joint venture agreements

            Willunga Basin Water Users Group joint venture agreement

            CCW Co-operative Ltd grape supply agreement

            Peter Lehmann Wines Ltd wine and juice sale agreement and processing agreement

            Scholle Industries Pty Ltd wine cask supply agreement

            Visy Board Pty Ltd corrugated packaging agreement

            Seward Pty Ltd warehousing and distribution agreement

            Pemberton Vineyards joint venture agreement

            Hilltops Vineyard grape supply agreement

            Westfield Station vineyard agreement

            Tilbooroo Nominees / A & A Kidman Pty Ltd lease

            Kingston Estates agreement relating to Banrock trade marks

            Deed relating to Nobilo intellectual property

            Medallion distribution and agency agreement

--------------------------------------------------------------------------------
7.          SCHEDULE 7 - TIMETABLE



----------------------------- ------------------------------------------------------------------------------------------
DATE                          EVENT
----------------------------- ------------------------------------------------------------------------------------------
24 Jan 03                     Lodge draft Scheme Booklet with ASIC.
----------------------------- ------------------------------------------------------------------------------------------
24 Jan 03                     Apply for court date for court hearing to approve convening of Scheme Meetings.
----------------------------- ------------------------------------------------------------------------------------------
 3 Feb 03                     Lodge final draft of Scheme Booklet with ASIC.
----------------------------- ------------------------------------------------------------------------------------------
6 Feb 03                      Receive sign off from ASIC on Scheme Booklet.
----------------------------- ------------------------------------------------------------------------------------------
7 Feb 03                      Court hearing to obtain orders convening Scheme Meetings.
----------------------------- ------------------------------------------------------------------------------------------
7 Feb 03                      Scheme Booklet registered by ASIC and filed with ASX.
----------------------------- ------------------------------------------------------------------------------------------
10 Feb 03-15 Feb 03           Print Scheme Booklets, proxy forms and consideration election forms.
----------------------------- ------------------------------------------------------------------------------------------
17 Feb 03                     Mail Scheme Booklets and accompanying forms to BRL Hardy shareholders and optionholders.
----------------------------- ------------------------------------------------------------------------------------------

----------------------------- ------------------------------------------------------------------------------------------
End of first week
of March                      BRL Hardy releases results for December 02 year.
----------------------------- ------------------------------------------------------------------------------------------

----------------------------- ------------------------------------------------------------------------------------------
20 Mar 03                     Meetings of BRL Hardy shareholders and optionholders to approve the Schemes.
----------------------------- ------------------------------------------------------------------------------------------
26 Mar 03                     Final date for receipt of elections as to form of consideration.
----------------------------- ------------------------------------------------------------------------------------------
27 Mar 03                     EFFECTIVE DATE:  Apply to court for orders approving the Schemes; lodge copy of court order with ASIC.
----------------------------- ------------------------------------------------------------------------------------------
31 March 03                   Announce to ASX details of scale back (if any) and allocation of consideration between cash and scrip.
----------------------------- ------------------------------------------------------------------------------------------
1 April 03                    Constellation CDIs commence trading on ASX on a deferred settlement basis.
----------------------------- ------------------------------------------------------------------------------------------
3 April 03                    RECORD DATE:  Five business days after the Effective Date, determine those holders of securities entitled to receive the consideration under the Schemes by reference to the
                              BRL Hardy share and option register at that time.
----------------------------- ------------------------------------------------------------------------------------------
9 Apr 03                      IMPLEMENTATION DATE: Transfer shares to Constellation using a master transfer executed by BRL Hardy on behalf of all of its shareholders.  Enter Constellation's name on BRL
                              Hardy's shareholder register.  Enter BRL Hardy shareholders' names on Constellation shareholder register.  (One to three days after the Record Date.)
----------------------------- ------------------------------------------------------------------------------------------
9 Apr 03                      Mail out any checks for the cash consideration.  (Five business days after the Record
                              Date).
----------------------------- ------------------------------------------------------------------------------------------





EXECUTED AS A DEED



EXECUTED by BRL HARDY LIMITED ACN 008
273 907 by or in the presence of:




/s/ I J Pendrigh                        /s/ S. B. Millar
-----------------------------------     ---------------------------------------

Signature of director                   Signature of secretary/other director


I J Pendrigh
-----------------------------------     ----------------------------------------

Name of director in full                Name of secretary/other director in full


EXECUTED by CONSTELLATION BRANDS, INC. by or in the presence of:




/s/ Richard Sands
-----------------------------------     ----------------------------------------

Signature of director                   Signature of secretary/other director


Richard Sands
-----------------------------------     ----------------------------------------

Name of director in full                Name of secretary/other director in full